UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-07458
Tweedy, Browne Fund Inc.
(Exact name of registrant as specified in charter)

One Station Place, Suite 303
Stamford, CT 06902
(Address of principal executive offices) (Zip code)
Frederick C. Teufel, Jr.
Tweedy, Browne Company LLC
One Station Place, Suite 303
Stamford, CT 06902
(Name and address of agent for service)
Registrant's telephone number, including area code:
203-703-0600
Date of fiscal year end:
March 31
Date of reporting period:
March 31, 2026
Item 1. Report to Stockholders
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INTERNATIONAL VALUE FUND
(TBGVX)
ANNUAL SHAREHOLDER REPORT | March 31, 2026
This annual shareholder report contains important information about the Tweedy, Browne International Value Fund (“Fund”) for the period of April 1, 2025 to March 31, 2026 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/international-value-fund-overview/. You can also request this information by contacting us at
1-800-432-4789.
What Were the Fund Expenses for the Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
INTERNATIONAL VALUE FUND (TBGVX)	$158	1.44%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
The seemingly indefatigable advance in global equity markets over much of the last year faced macroeconomic headwinds near fiscal year end March 31st, as heightened geopolitical tensions, including military conflict involving Iran and the resulting disruption to global oil supply, contributed to increased volatility and a general sense of unease among investors.
The resulting war-related spike in oil prices in March helped to dampen the very recent outperformance of non-US equities relative to their US counterparts. Nevertheless, non-US equity markets, as measured by the MSCI EAFE Index (in USD), still outperformed US equities, as represented by the S&P 500, for the fiscal year ending March 31. The MSCI EAFE recorded a return of 21.27%, while the S&P 500 returned 17.70%.
As we write in mid-April, a cease-fire in the Iranian conflict has helped to spark a rebound in global equity indices, led by an unusually robust rally in US-based high technology companies. It remains to be seen whether market sentiment will revert to the AI-related market concerns that had emerged prior to the outbreak of hostilities.
Against this uncertain backdrop, the Tweedy, Browne International Value Fund (the "Fund") produced a return of 19.25% for the twelve months ended March 31, 2026, compared to 21.27% for its benchmark, the MSCI EAFE Index in US dollars.
What Impacted Performance During the Period?
On an absolute return basis, health care, financials, information technology, and materials contributed most to performance over the last fiscal year, supported by strong results in biotechnology, chemicals, technology hardware holdings, banking, and pharmaceuticals. Industrials also added meaningfully, driven by aerospace and defense. Energy, consumer discretionary, and utilities contributed modestly as well. Consumer staples detracted materially from performance, weighed down by beverages and food products holdings.
At the country level, South Korea, the United States, Japan, Italy, and Canada were among the largest contributors to performance. Germany, Britain, Mexico, and France also added to returns. Belgium, the Netherlands, and China were the most significant country-level detractors, while Finland contributed modestly negatively.
Across market capitalization groups, large- to mid-cap and mid-cap holdings drove the bulk of the Fund's return, with mega-cap holdings also contributing meaningfully.
The Fund's policy of hedging its foreign currency exposure modestly reduced returns during the period, as the euro, Swiss franc, and pound sterling, which together represent the Fund's three largest currency exposures, all appreciated against the US dollar.
Top Equity Performance Contributors
Ionis Pharmaceuticals, Samsung Electronics, SOL SpA, TotalEnergies, Hana Financial Group, Fuso Chemical, National Bank of Canada, BAE Systems, Novartis, and Rubis.
Top Equity Performance Detractors
Diageo, TX Group, Teleperformance, Alten, Azelis Group, Nestle, CNH Industrial, Arkema, Heineken Holding, and Wuliangye Yibin.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
The Fund has changed its comparative broad-based securities market index from MSCI EAFE Index (Hedged to U.S.$) to the MSCI EAFE Index (in U.S.$) in order to comply with new regulatory requirements regarding the presentation of comparative index performance.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 YEAR	5 YEARS	10 YEARS
INTERNATIONAL VALUE FUND (TBGVX)	19.25%	8.05%	7.63%
MSCI EAFE Index (in U.S.$)	21.27%	7.91%	8.38%
MSCI EAFE Index (Hedged to U.S.$)	20.10%	12.46%	11.53%
The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/international-value-fund-overview/ to obtain performance data that is current to the most recent month end.
Key Fund Statistics
Fund net assets	$4,129,371,631
Total number of portfolio holdings	85
Total advisory fee paid	$54,914,139
Portfolio turnover rate as of the end of the reporting period	14%
What Did the Fund Invest In?
(as of March 31, 2026)
TOP TEN HOLDINGS 1
CNH Industrial NV	3.4%
DHL Group	3.4%
Heineken Holding NV	3.3%
SOL SpA	3.3%
United Overseas Bank, Ltd.	3.2%
Novartis AG	3.2%
Roche Holding AG	3.2%
Ionis Pharmaceuticals, Inc.	3.2%
TotalEnergies SE	3.0%
Nestlé SA	3.0%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2 Includes cash, Treasury Bills, and money market funds.
3 Other Countries each less than 3% includes Belgium, Chile, China, Croatia, Czech Republic, Finland, Hong Kong, Mexico, Philippines and Sweden.
Material Fund Changes
There have been no material changes to the Fund since April 1, 2025.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/international-value-fund-overview/. You can also request this information by calling 1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/international-value-fund-overview/.
TBGVX0326
TWEEDY, BROWNE FUND INC.

INTERNATIONAL VALUE FUND II -
CURRENCY UNHEDGED (TBCUX)
ANNUAL SHAREHOLDER REPORT | March 31, 2026
This annual shareholder report contains important information about the Tweedy, Browne International Value Fund II - Currency Unhedged (“Fund”) for the period of April 1, 2025 to March 31, 2026 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/. You can also request this information by contacting us at
1-800-432-4789.
What Were the Fund Expenses for the Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
INTERNATIONAL VALUE FUND II - CURRENCY UNHEDGED (TBCUX)	$159	1.45%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
The seemingly indefatigable advance in global equity markets over much of the last year faced macroeconomic headwinds near fiscal year end March 31st, as heightened geopolitical tensions, including military conflict involving Iran and the resulting disruption to global oil supply, contributed to increased volatility and a general sense of unease among investors.
The resulting war-related spike in oil prices in March helped to dampen the very recent outperformance of non-US equities relative to their US counterparts. Nevertheless, non-US equity markets, as measured by the MSCI EAFE Index (in USD), still outperformed US equities, as represented by the S&P 500, for the fiscal year ending March 31. The MSCI EAFE recorded a return of 21.27%, while the S&P 500 returned 17.70%.
As we write in mid-April, a cease-fire in the Iranian conflict has helped to spark a rebound in global equity indices, led by an unusually robust rally in US-based high technology companies. It remains to be seen whether market sentiment will revert to the AI-related market concerns that had emerged prior to the outbreak of hostilities.
Against this uncertain backdrop, the Tweedy, Browne International Value Fund II (the "Fund") produced a return of 19.04% for the twelve months ended March 31, 2026, compared to 21.27% for its benchmark, the MSCI EAFE Index in US dollars.
What Impacted Performance During the Period?
On an absolute return basis, industrials, health care, and information technology contributed most to performance, supported by strong results in technology hardware, chemicals, aerospace and defense, pharmaceuticals, and biotechnology. Materials and financials contributed as well, with solid results from chemicals, insurance, and banking holdings. Utilities, consumer discretionary, and energy added modestly. Consumer staples detracted, weighed down by beverages and food products holdings.
At the country level, Japan, South Korea, and the United States were the largest contributors to performance. Britain, Germany, Canada, Switzerland, France, and Mexico also added to returns. Belgium and China were the most significant detractors, while Finland and the Netherlands contributed modestly negatively.
Across market capitalization groups, mid-cap and large- to mid-cap holdings drove the bulk of the Fund's return, with smaller-cap holdings contributing nearly as meaningfully. Mega-cap holdings also added to performance.
The euro, Swiss franc, and pound sterling, which together represent the Fund's three largest foreign currency exposures, all appreciated against the US dollar and contributed positively to returns. The Japanese yen and Korean won, which together account for a meaningful portion of the Fund's currency exposure, depreciated against the dollar and offset a portion of those gains.
Top Equity Performance Contributors
Samsung Electronics, Ionis Pharmaceuticals, Fuso Chemical, Rubis, Hana Financial Group, TotalEnergies, Santec Holdings, BAE Systems, Inaba Denki Sangyo, and Megacable Holdings.
Top Equity Performance Detractors
Teleperformance, Diageo, Azelis Group, Alten, Nestle, CNH Industrial, Pets at Home, Wuliangye Yibin, Sopra Steria, and Breedon Group.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 YEAR	5 YEARS	10 YEARS
INTERNATIONAL VALUE FUND II - CURRENCY UNHEDGED (TBCUX)	19.04%	6.60%	6.48%
MSCI EAFE Index (in U.S.$)	21.27%	7.91%	8.38%
The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/ to obtain performance data that is current to the most recent month end.
Key Fund Statistics
Fund net assets	$156,992,835
Total number of portfolio holdings	71
Total advisory fee paid	$2,064,265
Portfolio turnover rate as of the end of the reporting period	15%
What Did the Fund Invest In?
(as of March 31, 2026)
TOP TEN HOLDINGS 1
CNH Industrial NV	4.0%
Kemira Oyj	3.6%
Roche Holding AG	3.3%
Winpak, Ltd.	3.2%
Rubis SCA	3.2%
United Overseas Bank, Ltd.	3.1%
DHL Group	2.9%
TotalEnergies SE	2.7%
Nestlé SA	2.6%
Ionis Pharmaceuticals, Inc.	2.4%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2 Includes cash and money market funds.
3 Other Countries each less than 3% includes Belgium,Chile, China, Hong Kong, Italy, Mexico, Netherlands, Philippines, Sweden, United States.
Material Fund Changes
There have been no material changes to the Fund since April 1, 2025.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/. You can also request this information by calling 1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/international-value-fund-ii-overview/.
TBCUX0326
TWEEDY, BROWNE FUND INC.

VALUE FUND
(TWEBX)
ANNUAL SHAREHOLDER REPORT | March 31, 2026
This annual shareholder report contains important information about the Tweedy, Browne Value Fund (“Fund”) for the period of April 1, 2025 to March 31, 2026 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/value-fund-overview/. You can also request this information by contacting us at 1-800-432-4789.
What Were the Fund Expenses for the Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
VALUE FUND (TWEBX)	$157	1.44%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
The seemingly indefatigable advance in global equity markets over much of the last year faced macroeconomic headwinds near fiscal year end March 31st, as heightened geopolitical tensions, including military conflict involving Iran and the resulting disruption to global oil supply, contributed to increased volatility and a general sense of unease among investors.
The resulting war-related spike in oil prices in March helped to dampen the very recent outperformance of non-US equities relative to their US counterparts. Nevertheless, non-US equity markets, as measured by the MSCI EAFE Index (in USD), still outperformed US equities, as represented by the S&P 500, for the fiscal year ending March 31. The MSCI EAFE recorded a return of 21.27%, while the S&P 500 returned 17.70%.
As we write in mid-April, a cease-fire in the Iranian conflict has helped to spark a rebound in global equity indices, led by an unusually robust rally in US-based high technology companies. It remains to be seen whether market sentiment will revert to the AI-related market concerns that had emerged prior to the outbreak of hostilities.
Against this uncertain backdrop, the Tweedy, Browne Value Fund (the "Fund") produced a return of 18.48% for the twelve months ended March 31, 2026, compared to 18.90% for its benchmark, the MSCI World Index in US dollars.
What Impacted Performance During the Period?
On an absolute return basis, health care, industrials, and communication services contributed most to performance, supported by strong results in biotechnology, pharmaceuticals, aerospace and defense, and interactive media & services. Information technology and financials also added meaningfully, driven by technology hardware and banking holdings. Energy and materials contributed as well, reflecting solid results from oil and gas and chemicals positions. Utilities added modestly. Consumer staples detracted, weighed down by beverages holdings.
At the country level, the United States, South Korea, and Japan were the largest contributors to performance. Switzerland, France, Canada, Germany, and Britain also added to returns. Belgium and the Netherlands were the most significant detractors, while China contributed modestly negatively.
Across market capitalization groups, mega-cap and large- to mid-cap holdings drove the bulk of the Fund's return, while mid- and smaller-cap holdings contributed positively but less meaningfully.
The Fund's policy of hedging its foreign currency exposure modestly reduced returns during the period, as the euro, Swiss franc, pound sterling, and several other held currencies appreciated against the US dollar.
Top Equity Performance Contributors
Ionis Pharmaceuticals, Samsung Electronics, Alphabet, TotalEnergies, Hana Financial Group, Fuso Chemical, Johnson & Johnson, Rubis, FedEx, and Envista Holdings.
Top Equity Performance Detractors
Alten, Teleperformance, Azelis Group, Diageo, U-Haul, Berkshire Hathaway, CNH Industrial, Pets at Home, Sodexo, and Sopra Steria.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
The Fund has changed its comparative broad-based securities market index from MSCI World Index (Hedged to U.S.$) to the MSCI World Index (in U.S.$) in order to comply with new regulatory requirements regarding the presentation of comparative index performance.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 YEAR	5 YEARS	10 YEARS
VALUE FUND (TWEBX)	18.48%	8.39%	8.33%
MSCI World Index (in U.S.$)	18.90%	10.27%	11.80%
MSCI World 100% Hedged to U.S.$ Index	18.56%	11.65%	12.85%
The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/value-fund-overview/ to obtain performance data that is current to the most recent month end.
Key Fund Statistics
Fund net assets	$458,137,923
Total number of portfolio holdings	86
Total advisory fee paid	$5,480,510
Portfolio turnover rate as of the end of the reporting period	16%
What Did the Fund Invest In?
(as of March 31, 2026)
TOP TEN HOLDINGS 1
CNH Industrial NV	3.3%
Roche Holding AG	3.2%
TotalEnergies SE	3.0%
Ionis Pharmaceuticals, Inc.	2.8%
Nestlé SA	2.4%
United Overseas Bank, Ltd.	2.3%
Safran SA	2.3%
Samsung Electronics Co., Ltd.	2.2%
Berkshire Hathaway, Inc.	2.2%
DHL Group	2.2%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2 Includes cash, Treasury Bills, and money market funds.
3 Other Countries each less than 3% includes Belgium, Canada, China, Finland, Hong Kong, Mexico, Netherlands, Philippines, Singapore and Sweden.
Material Fund Changes
There have been no material changes to the Fund since April 1, 2025.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/value-fund-overview/. You can also request this information by calling 1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/value-fund-overview/.
TWEBX0326
TWEEDY, BROWNE FUND INC.
WORLDWIDE HIGH DIVIDEND YIELD
VALUE FUND (TBHDX)
ANNUAL SHAREHOLDER REPORT | March 31, 2026
This annual shareholder report contains important information about the Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Fund”) for the period of April 1, 2025 to March 31, 2026 as well as certain changes to the Fund. You can find additional information about the Fund at www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/. You can also request this information by contacting us at 1-800-432-4789.
What Were the Fund Expenses for the Last Year?
(Based on a hypothetical $10,000 investment)
Fund (Class)	COSTS OF A $10,000 INVESTMENT	COSTS PAID AS A PERCENTAGE OF A $10,000 INVESTMENT
WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)	$152	1.44%
MANAGEMENTS’ DISCUSSION OF FUND PERFORMANCE
Market Overview
The seemingly indefatigable advance in global equity markets over much of the last year faced macroeconomic headwinds near fiscal year end March 31st, as heightened geopolitical tensions, including military conflict involving Iran and the resulting disruption to global oil supply, contributed to increased volatility and a general sense of unease among investors.
The resulting war-related spike in oil prices in March helped to dampen the very recent outperformance of non-US equities relative to their US counterparts. Nevertheless, non-US equity markets, as measured by the MSCI EAFE Index (in USD), still outperformed US equities, as represented by the S&P 500, for the fiscal year ending March 31. The MSCI EAFE recorded a return of 21.27%, while the S&P 500 returned 17.70%. As we write in mid-April, a cease-fire in the Iranian conflict has helped to spark a rebound in global equity indices, led by an unusually robust rally in US-based high technology companies. It remains to be seen whether market sentiment will revert to the AI-related market concerns that had emerged prior to the outbreak of hostilities.
Against this uncertain backdrop, the Tweedy, Browne Worldwide High Dividend Yield Value Fund (the "Fund") produced a return of 11.63% for the twelve months ended March 31, 2026, compared to 18.90% for its benchmark, the MSCI World Index in US dollars.
What Impacted Performance During the Period?
On an absolute return basis, industrials contributed most to performance, supported by strong results in industrial conglomerates, aerospace and defense, air freight & logistics, and machinery holdings. Financials also added meaningfully, driven by banking and insurance. Health care, utilities, and communication services each contributed positively, as did consumer discretionary. Materials and consumer staples detracted materially, weighed down by chemicals, beverages, and food products holdings.
At the country level, Japan, Hong Kong, Mexico, and South Korea were the largest contributors to performance. Switzerland, Singapore, Germany, Belgium, Sweden, Britain, and France also added to returns. The United States, China, the Netherlands, and Finland were the most significant detractors.
Across market capitalization groups, large- to mid-cap holdings drove the bulk of the Fund's return, with mid-cap holdings also contributing meaningfully. Mega-cap holdings added modestly, while smaller-cap holdings detracted slightly.
The euro, Swiss franc, and pound sterling, which together represent the Fund's three largest foreign currency exposures, all appreciated against the US dollar and contributed positively to returns. The Japanese yen depreciated and offset a portion of those gains.
Top Equity Performance Contributors
Rubis, Megacable, Jardine Matheson, BAE Systems, Novartis, DB Insurance Inaba Denki Sangyo, DBS Group, US Bancorp, and Safran.
Top Equity Performance Detractors
FMC Corp, Diageo, Teleperformance, Nestle, Sopra Steria, Breedon Group, SThree, Whitbread, CNH Industrial, and Pets at Home.
How Has the Fund Historically Performed?
The following graph and chart compare the initial and subsequent account values at the end of each of the most recently completed 10 years of the Fund. It assumes a $10,000 initial investment at the beginning of the first year in an appropriate, broad-based securities market index for the same period.
GROWTH OF $10,000
AVERAGE ANNUAL TOTAL RETURNS	1 YEAR	5 YEARS	10 YEARS
WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)	11.63%	5.03%	6.43%
MSCI World Index (in U.S.$)	18.90%	10.27%	11.80%
MSCI World High Dividend Yield Index (in U.S.$)	15.92%	8.64%	8.56%

The preceding performance data represents past performance and is not a guarantee of future results. Total return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance may be lower or higher than the performance data shown. Results are annualized for all periods greater than one year. Please visit www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/ to obtain performance data that is current to the most recent month end.

Key Fund Statistics
Fund net assets	$60,963,178
Total number of portfolio holdings	52
Total advisory fee paid	$625,712
Portfolio turnover rate as of the end of the reporting period	18%
What Did the Fund Invest In?
(as of March 31, 2026)
TOP TEN HOLDINGS 1
Nestlé SA	4.6%
Roche Holding AG	4.3%
Novartis AG	4.0%
Rubis SCA	3.9%
Safran SA	3.5%
CNH Industrial NV	3.5%
Kemira Oyj	3.4%
DHL Group	3.1%
Megacable Holdings SAB de CV	3.0%
United Overseas Bank, Ltd.	2.6%
SECTOR ALLOCATION
COUNTRY ALLOCATION
1 Excludes short-term investments.
2 Amount represents less than 0.1% of net assets.
3 Includes cash and money market funds.
4 Other Countries each less than 3% includes Belgium, China, Hong Kong, South Korea, Sweden.
Material Fund Changes
Effective May 27, 2026, the Tweedy, Browne Worldwide High Dividend Yield Value Fund will change its name to Tweedy, Browne . Buybacks . Dividends + Value Fund. This change will be accompanied by certain strategy changes which have been outlined in the sticker to the prospectus dated March 27, 2026.
Where Can I Find More Information?
You can find additional information about the Fund such as the prospectus, financial information, Fund holdings and proxy voting information at www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/. You can also request this information by calling
1-800-432-4789.
Important Notice to Shareholders
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-800-432-4789 and we will begin sending you separate copies of these materials within 30 days after receiving your request. For additional information, please visit www.tweedyfunds.com/mutual-funds/worldwide-high-dividend-yield-value-fund-overview/.
TBHDX0326
TWEEDY, BROWNE FUND INC.

(b)	The registrant has not yet relied upon Rule 30e-3 of the Act.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

During the period covered by this report, there were no amendments to a provision of the code of ethics referenced in Item 2(a) above that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)(1)

A copy of registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as Exhibit 19(a)(1) to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Jeannine G. Caruso is qualified to serve as an audit committee financial expert serving on its audit committee and that she is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $250,000 for 2025 and $250,000 for 2026.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for 2025 and $0 for 2026.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $140,565 for 2025 and $233,565 for 2026.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2025 and $0 for 2026.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The registrant’s Audit Committee reviews, negotiates and approves in advance the scope of work, any related engagement letter and the fees to be charged by the independent auditors for audit services and, subject to any de minimis exceptions, permitted non-audit services for the registrant and permitted non-audit services for the registrant’s investment adviser and any affiliates thereof that provide services to the registrant if such non-audit services have a direct impact on the operations or financial reporting of the registrant.

(e)(2)	There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception (Rule 2-01(c)(7)(i)(C) of Regulation S-X) for the last two fiscal years.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $234,265 for 2025 and $345,676 for 2026.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)

Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.1212 of Regulation S-X [17 CFR 210.12-12], is included in the financial statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

The annual Financial Statements and Financial Highlights are attached herewith.

Tweedy, Browne Fund INC.

Annual Report

TWEEDY, BROWNE INTERNATIONAL VALUE FUND (TBGVX)
TWEEDY, BROWNE INTERNATIONAL VALUE FUND II – CURRENCY UNHEDGED (TBCUX)
TWEEDY, BROWNE VALUE FUND (TWEBX)
TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND (TBHDX)

March 31, 2026

Tweedy, Browne Fund INC.

INVESTMENT TEAM

* MANAGING DIRECTOR/INVESTMENT COMMITTEE MEMBER

† MANAGEMENT COMMITTEE MEMBER

Tweedy, Browne Fund INC.

Tweedy, Browne International Value Fund

Portfolio of Investments

March 31, 2026

Shares		Value*

COMMON STOCKS—87.7%

	Belgium—0.6%
130,000	Azelis Group NV	$1,321,495
926,488	Fagron	23,201,147

		24,522,642

	Canada—3.6%
251,390	Lassonde Industries, Inc., Class A(a)	40,982,938
348,210	National Bank of Canada	44,915,110
1,926,869	Winpak, Ltd.	62,325,869

		148,223,917

	China—1.1%
8,383,895	Haitian International Holdings, Ltd.	21,787,729
4,665,400	Shanghai Mechanical and Electrical Industry Co., Ltd., Class B	6,138,509
15,974,780	Uni-President China Holdings, Ltd.	16,034,050

		43,960,288

	Czech Republic—0.1%
2,800	Philip Morris CR a.s	2,470,531

	Finland—1.5%
2,919,753	Kemira Oyj	63,455,272

	France—8.9%
200,000	Alten SA	12,360,906
2,292,291	Rubis SCA	92,595,860
315,965	Safran SA	103,066,512
657,000	Sodexo SA	33,618,667
1,369,597	TotalEnergies SE	125,296,659

		366,938,604

	Germany—6.9%
2,644,654	DHL Group	138,951,415
1,084,451	Fresenius SE & Co., KGaA	56,100,693
42,354	KSB SE & Co., KGaA	47,196,663
18,683	Rheinmetall AG	31,414,710
572,760	Springer Nature AG & Co., KGaA.	12,108,544

		285,772,025

	Hong Kong—2.6%
7,965,154	Hang Lung Group, Ltd.	15,230,031
6,670,900	Prudential plc	92,402,945

		107,632,976

	Italy—3.3%
1,986,401	SOL SpA	134,806,270

	Japan—9.3%
1,218,825	ADEKA Corp.	28,413,085
2,310,582	Fuso Chemical Co., Ltd.	41,132,815
481,855	Hosokawa Micron Corp.	17,849,764
1,771,252	Kanadevia Corp.	11,572,245
1,958,145	Koito Manufacturing Co., Ltd.	30,858,320

Shares		Value*

	Japan (continued)
2,029,080	Kuraray Co., Ltd.	$21,340,764
1,586,635	Nakanishi, Inc.	27,484,636
902,365	Nifco, Inc.	25,527,211
164,400	Nippon Kanzai Holdings Co., Ltd.	2,986,285
1,357,200	Nippon Sanso Holdings Corp.	48,007,682
104,825	Okamoto Industries, Inc.	3,962,574
5,545	Santec Holdings Corp.	611,456
910,290	Shoei Co., Ltd.	9,546,007
219,835	Shofu, Inc.	2,353,056
2,450,385	Subaru Corp.	39,383,573
2,892,795	Sysmex Corp.	25,166,691
657,770	Taikisha, Ltd.	13,954,410
353,354	Takara Holdings, Inc.	3,462,145
588,565	Transcosmos, Inc.	14,493,312
164,305	YAMABIKO Corp.	3,721,811
	Miscellaneous Securities(b)	11,324,144

		383,151,986

	Mexico—2.9%
889,229	Coca-Cola FEMSA SAB de CV, Sponsored ADR	86,744,289
9,067,593	Megacable Holdings SAB de CV	31,191,133

		117,935,422

	Netherlands—4.3%
1,170,235	Aalberts NV	40,626,676
1,917,912	Heineken Holding NV	136,059,607
29,000	IMCD NV	3,025,149

		179,711,432

	Philippines—0.1%
22,609,020	Alliance Global Group, Inc.	3,342,041

	Singapore—3.2%
4,698,381	United Overseas Bank, Ltd.	134,030,824

	South Korea—5.4%
132,322	Binggrae Co., Ltd.	6,267,920
276,537	Dentium Co., Ltd.	9,244,079
1,017,582	Hana Financial Group, Inc.	74,178,555
697,275	LG Corp.	39,426,297
326,749	LX Holdings Corp.	1,724,523
793,715	Samsung Electronics Co., Ltd.	92,834,011

		223,675,385

	Sweden—2.7%
290,251	Autoliv, Inc.	30,522,795
2,184,684	Trelleborg AB, Class B	81,194,991

		111,717,786

	Switzerland—12.1%
142,761	Coltene Holding AG, Registered	8,445,132
1,279,479	Nestlé SA, Registered	124,888,497
859,726	Novartis AG, Registered	131,314,469
63,203	Phoenix Mecano AG, Registered(a)	32,896,520
330,276	Roche Holding AG(c)	131,162,190

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Portfolio of Investments

March 31, 2026

Shares		Value*

	Switzerland (continued)
377,500	TX Group AG	$62,587,214
282,247	Vetropack Holding AG,
	Registered	8,084,231

		499,378,253

	United Kingdom—15.9%
6,283,290	Autotrader Group plc, 144A(d)	39,182,044
1,573,868	BAE Systems plc	45,972,635
473,985	Berkeley Group Holdings plc	21,632,374
6,757,986	Breedon Group plc	26,557,033
765,834	Bunzl plc	22,970,420
12,634,951	CNH Industrial NV	138,984,461
1,665,825	Computacenter plc	66,522,866
4,180,528	CVS Group plc(a)	62,256,351
3,643,259	Diageo plc	67,503,639
2,704,933	Grafton Group plc	32,235,256
5,083,505	Inchcape plc	50,277,136
23,996,321	Johnson Service Group plc(a)	40,377,678
12,591,767	Pets at Home Group plc	30,389,689
16,292,379	Vertu Motors plc(a)	12,439,676
	Miscellaneous Security(b)	484,205

		657,785,463

	United States—3.2%
1,743,125	Ionis Pharmaceuticals, Inc.(c)	130,891,256

TOTAL COMMON STOCKS (Cost $2,017,856,127)		3,619,402,373

PREFERRED STOCKS—1.0%

	Chile—1.0%
11,043,674	Embotelladora Andina SA, Class A (Cost $26,318,927)	40,230,856

	Croatia—0.0%(e)
30,000	Adris Grupa DD (Cost $1,437,096)	2,806,514

TOTAL PREFERRED STOCKS (Cost $27,756,023)		43,037,370

AFFILIATED EXCHANGE TRADED FUND—1.0%
3,669,670	Tweedy Browne International Insider + Value ETF(a) (Cost $42,433,644)	42,127,811

Shares		Value*

REGISTERED INVESTMENT COMPANY—5.5%
228,134,165	Dreyfus Treasury Securities Cash Management– Institutional Shares 3.53%(f) (Cost $228,134,165)	$228,134,165

Face Value

U.S. TREASURY BILL—1.2%
$50,000,000	3.537%(g) due 04/09/2026 (Cost $49,961,156)	49,959,845

INVESTMENTS IN SECURITIES (Cost $2,366,141,115)	96.4%	3,982,661,564

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.9	76,399,947

OTHER ASSETS AND LIABILITIES (Net)	1.7	70,310,120

NET ASSETS	100.0%	$4,129,371,631

*	See Note 2 in Notes to Financial Statements.
(a)	“Affiliated company” as defined by the Investment Company Act of 1940. SeeNote4.
(b)

Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $11,808,349 represents 0.3% of the net assets of the Fund.

(c)	Non-income producing security.
(d)

The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At March 31, 2026, the value of these securities amounted to $39,182,044, or 1.0% of net assets.

(e)	Amount represents less than 0.1% of net assets. (f) Rate disclosed is the 7-day yield at March 31, 2026. (g) Rate represents annualized yield at date of purchase.

Abbreviations:

ADR — American Depositary Receipt

 ETF — Exchange Traded Fund

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

March 31, 2026

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/26*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
8,119,813	Canadian Dollar	NTC	4/30/26	$5,971,242	$5,826,046	$(145,196)
7,904,371	Canadian Dollar	NTC	5/29/26	5,820,966	5,678,497	(142,469)
353,657	Canadian Dollar	NTC	6/30/26	257,941	254,417	(3,524)
103,350,494	Chinese Yuan	NTC	4/30/26	14,969,572	14,999,636	30,064
50,538,152	Chinese Yuan	NTC	5/29/26	7,340,145	7,347,546	7,401
49,889,583	Chinese Yuan	NTC	6/30/26	7,261,222	7,268,719	7,497
690,667	Czech Koruna	NTC	4/30/26	32,721	32,405	(316)
690,667	Czech Koruna	NTC	5/29/26	32,730	32,414	(316)
690,667	Czech Koruna	NTC	6/30/26	32,739	32,425	(314)
39,491,994	European Union Euro	NTC	4/30/26	45,839,819	45,572,103	(267,716)
39,491,994	European Union Euro	NTC	5/29/26	45,901,426	45,627,884	(273,542)
22,722,631	Great Britain Pound Sterling	NTC	4/30/26	30,436,315	29,963,059	(473,256)
22,722,631	Great Britain Pound Sterling	NTC	5/29/26	30,438,276	29,960,106	(478,170)
17,979,726	Hong Kong Dollar	NTC	4/30/26	2,299,920	2,297,348	(2,572)
17,979,726	Hong Kong Dollar	NTC	5/29/26	2,303,392	2,300,697	(2,695)
3,389,867	Hong Kong Dollar	NTC	6/30/26	435,030	434,363	(667)
3,518,913,270	Japanese Yen	NTC	4/30/26	22,405,865	22,185,151	(220,714)
3,518,913,269	Japanese Yen	NTC	5/29/26	22,460,190	22,229,451	(230,739)
1,206,618,631	Japanese Yen	NTC	6/30/26	7,657,497	7,642,331	(15,166)
106,764,073	Mexican Peso	NTC	4/30/26	5,980,316	5,902,677	(77,639)
106,764,073	Mexican Peso	NTC	5/29/26	5,963,975	5,886,905	(77,070)
28,631,068	Mexican Peso	NTC	6/30/26	1,591,773	1,574,520	(17,253)
3,570,770	Singapore Dollar	NTC	4/30/26	2,797,378	2,774,042	(23,336)
3,570,770	Singapore Dollar	NTC	5/29/26	2,803,026	2,779,252	(23,774)
3,570,770	Singapore Dollar	NTC	6/30/26	2,809,261	2,785,225	(24,036)
10,895,005,003	South Korean Won	NTC	4/30/26	7,156,501	7,119,522	(36,979)
10,895,005,003	South Korean Won	NTC	5/29/26	7,161,675	7,125,403	(36,272)
10,895,005,003	South Korean Won	NTC	6/30/26	7,169,923	7,133,273	(36,650)
57,300,030	Swedish Krona.	NTC	4/30/26	6,269,209	6,024,945	(244,264)
45,150,136	Swedish Krona.	NTC	5/29/26	4,920,647	4,753,814	(166,833)
18,415,368	Swedish Krona.	NTC	6/30/26	1,983,662	1,941,931	(41,731)
23,320,948	Swiss Franc	NTC	4/30/26	29,738,312	29,125,081	(613,231)
15,822,400	Swiss Franc	NTC	5/29/26	20,203,051	19,818,383	(384,668)
575,924	Swiss Franc	NTC	6/30/26	735,535	723,850	(11,685)

TOTAL				$359,181,252	$355,153,421	$(4,027,831)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
77,176,566	Canadian Dollar	NTC	4/30/26	$(56,414,157)	$(55,374,950)	$1,039,207
76,961,124	Canadian Dollar	NTC	5/29/26	(56,478,287)	(55,288,838)	1,189,449
69,410,410	Canadian Dollar	NTC	6/30/26	(50,613,513)	(49,933,104)	680,409
12,600,000,000	Chilean Peso	NTC	4/30/26	(13,826,402)	(13,504,678)	321,724
12,600,000,000	Chilean Peso	NTC	5/29/26	(13,826,857)	(13,506,033)	320,824
12,600,000,000	Chilean Peso	NTC	6/30/26	(13,826,857)	(13,505,402)	321,455
103,350,494	Chinese Yuan	NTC	4/30/26	(14,921,507)	(14,999,636)	(78,129)
50,538,152	Chinese Yuan	NTC	5/29/26	(7,368,783)	(7,347,546)	21,237
49,889,582	Chinese Yuan	NTC	6/30/26	(7,277,599)	(7,268,719)	8,880
18,517,334	Czech Koruna	NTC	4/30/26	(899,093)	(868,793)	30,300
18,517,334	Czech Koruna	NTC	5/29/26	(901,974)	(869,047)	32,927
18,517,333	Czech Koruna	NTC	6/30/26	(877,322)	(869,339)	7,983
370,928,078	European Union Euro	NTC	4/30/26	(437,926,095)	(428,035,424)	9,890,671
370,928,078	European Union Euro	NTC	5/29/26	(439,016,573)	(428,559,346)	10,457,227
331,436,084	European Union Euro	NTC	6/30/26	(385,313,591)	(383,447,355)	1,866,236
176,879,993	Great Britain Pound Sterling	NTC	4/30/26	(239,860,785)	(233,241,742)	6,619,043
176,879,993	Great Britain Pound Sterling	NTC	5/29/26	(238,840,913)	(233,218,742)	5,622,171
154,157,363	Great Britain Pound Sterling	NTC	6/30/26	(206,188,660)	(203,217,944)	2,970,716
155,835,027	Hong Kong Dollar	NTC	4/30/26	(20,030,912)	(19,911,719)	119,193
155,835,026	Hong Kong Dollar	NTC	5/29/26	(20,003,226)	(19,940,749)	62,477
141,245,167	Hong Kong Dollar	NTC	6/30/26	(18,115,041)	(18,098,554)	16,487

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund

Schedule of Forward Exchange Contracts

March 31, 2026

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/26*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
23,479,287,343	Japanese Yen	NTC	4/30/26	$(149,786,183)	$(148,026,251)	$1,759,932
23,479,287,343	Japanese Yen	NTC	5/29/26	(152,769,858)	(148,321,836)	4,448,022
21,166,992,705	Japanese Yen	NTC	6/30/26	(134,229,933)	(134,064,869)	165,064
775,609,345	Mexican Peso	NTC	4/30/26	(44,625,030)	(42,881,197)	1,743,833
775,609,345	Mexican Peso	NTC	5/29/26	(44,807,466)	(42,766,620)	2,040,846
697,476,340	Mexican Peso	NTC	6/30/26	(38,782,139)	(38,356,596)	425,543
69,799,305	Philippine Peso	NTC	4/30/26	(1,166,011)	(1,147,147)	18,864
69,799,305	Philippine Peso	NTC	5/29/26	(1,164,042)	(1,145,712)	18,330
69,799,305	Philippine Peso	NTC	6/30/26	(1,162,038)	(1,144,016)	18,022
60,546,470	Singapore Dollar	NTC	4/30/26	(47,708,052)	(47,037,052)	671,000
60,546,470	Singapore Dollar	NTC	5/29/26	(48,095,069)	(47,125,379)	969,690
60,546,470	Singapore Dollar	NTC	6/30/26	(47,599,314)	(47,226,662)	372,652
119,000,000,000	South Korean Won	NTC	4/30/26	(80,277,937)	(77,762,530)	2,515,407
119,000,000,000	South Korean Won	NTC	5/29/26	(80,356,540)	(77,826,758)	2,529,782
119,000,000,000	South Korean Won	NTC	6/30/26	(80,438,015)	(77,912,725)	2,525,290
300,455,359	Swedish Krona.	NTC	4/30/26	(33,510,686)	(31,592,075)	1,918,611
288,305,465	Swedish Krona.	NTC	5/29/26	(32,023,100)	(30,355,402)	1,667,698
261,570,697	Swedish Krona.	NTC	6/30/26	(28,158,306)	(27,583,059)	575,247
151,887,392	Swiss Franc	NTC	4/30/26	(194,398,469)	(189,689,232)	4,709,237
144,388,845	Swiss Franc	NTC	5/29/26	(188,193,800)	(180,854,576)	7,339,224
129,142,369	Swiss Franc	NTC	6/30/26	(164,787,358)	(162,312,361)	2,474,997

TOTAL				$(3,836,567,493)	$(3,756,139,715)	$80,427,778

Unrealized Appreciation on Forward Contracts (Net)						$76,399,947

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

NTC — Northern Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II - Currency Unhedged

Portfolio of Investments

March 31, 2026

Shares		Value*

COMMON STOCKS—93.7%

	Belgium—2.4%
174,634	Azelis Group NV	$1,775,216
79,510	Fagron	1,991,092

		3,766,308

	Canada—6.2%
107,540	E-L Financial Corp., Ltd.	1,219,848
21,490	Lassonde Industries, Inc., Class A	3,503,414
154,890	Winpak, Ltd.	5,010,021

		9,733,283

	China—0.9%
89,370	Wuliangye Yibin Co., Ltd., Class A	1,342,056

	Finland—3.6%
262,373	Kemira Oyj	5,702,178

	France—11.4%
15,005	Alten SA	927,377
26,270	Arkema SA	1,797,946
123,575	Rubis SCA	4,991,746
10,891	Safran SA	3,552,600
46,105	Sodexo SA	2,359,191
46,997	TotalEnergies SE	4,299,489

		17,928,349

	Germany—4.0%
85,164	DHL Group	4,474,558
758	Rheinmetall AG	1,274,547
22,185	Springer Nature AG & Co., KGaA	469,006

		6,218,111

	Hong Kong—2.2%
247,308	Prudential plc	3,425,623

	Italy—1.2%
28,467	SOL SpA	1,931,901

	Japan—16.5%
103,690	ADEKA Corp.	2,417,207
12,000	Fukuda Denshi Co., Ltd.	738,460
86,403	Fuso Chemical Co., Ltd.	1,538,140
223,260	Inaba Denki Sangyo Co., Ltd.	3,717,403
89,190	Koito Manufacturing Co., Ltd.	1,405,541
89,625	Kuraray Co., Ltd.	942,627
71,300	Nakanishi, Inc.	1,235,101
48,080	Nifco, Inc.	1,360,146
300	Nihon Nohyaku Co., Ltd.	1,916
59,015	Nippon Sanso Holdings Corp.	2,087,513
24,910	Okamoto Industries, Inc.	941,643
12,555	Santec Holdings Corp.	1,384,460
43,165	Shoei Co., Ltd.	452,662
35,805	Shofu, Inc.	383,247
142,920	Subaru Corp.	2,297,068
161,875	Sysmex Corp.	1,408,278
88,120	Taikisha, Ltd.	1,869,442

Shares		Value*

	Japan (continued)
49,005	Transcosmos, Inc.	$1,206,740
	Miscellaneous Securities(a)	453,001

		25,840,595

	Mexico—1.6%
15,652	Coca-Cola FEMSA SAB de CV, Sponsored ADR	1,526,853
279,830	Megacable Holdings SAB de CV	962,572

		2,489,425

	Netherlands—2.7%
37,313	Aalberts NV	1,295,383
41,905	Heineken Holding NV	2,972,805

		4,268,188

	Philippines—0.7%
6,997,100	Alliance Global Group, Inc.	1,034,304

	Singapore—3.1%
173,282	United Overseas Bank, Ltd.	4,943,220

	South Korea—5.1%
11,120	Dentium Co., Ltd.	371,719
24,303	Hana Financial Group, Inc.	1,771,613
41,728	LG Corp.	2,359,443
30,630	Samsung Electronics Co., Ltd.	3,582,528

		8,085,303

	Sweden—2.4%
13,060	Autoliv, Inc.	1,373,390
66,474	Trelleborg AB, Class B	2,470,543

		3,843,933

	Switzerland—8.3%
41,630	Nestlé SA, Registered	4,063,457
21,938	Novartis AG, Registered	3,350,808
12,870	Roche Holding AG(b)	5,111,051
15,528	Vetropack Holding AG, Registered	444,759

		12,970,075

	United Kingdom—19.0%
249,415	Autotrader Group plc, 144A(c)	1,555,330
60,877	BAE Systems plc	1,778,215
57,730	Berkeley Group Holdings plc	2,634,760
371,955	Breedon Group plc	1,461,681
29,190	Bunzl plc	875,525
573,095	CNH Industrial NV	6,304,045
40,702	Computacenter plc	1,625,389
201,529	CVS Group plc	3,001,166
70,793	Diageo plc	1,311,679
129,854	Grafton Group plc	1,547,497
197,085	Inchcape plc	1,949,220
1,504,280	Johnson Service Group plc	2,531,194
587,870	Pets at Home Group plc	1,418,799
2,363,589	Vertu Motors plc	1,804,665

		29,799,165

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne International Value Fund II - Currency Unhedged

Portfolio of Investments

March 31, 2026

Shares		Value*

	United States—2.4%
50,402	Ionis Pharmaceuticals, Inc.(b)	$3,784,686

TOTAL COMMON STOCKS (Cost $104,352,997)		147,106,703

PREFERRED STOCKS—1.6%

	Chile—1.2%
502,717	Embotelladora Andina SA, Class A (Cost $1,425,923)	1,831,341

	Germany—0.4%
648	KSB SE & Co., KGaA (Cost $341,191)	688,381

TOTAL PREFERRED STOCKS (Cost $1,767,114)		2,519,722

Shares			Value*

REGISTERED INVESTMENT COMPANY—0.4%
690,809	Dreyfus Government Securities Cash Management– Institutional Shares 3.50%(d) (Cost $690,809)		$690,809

INVESTMENTS IN SECURITIES (Cost $106,810,920)		95.7%	150,317,234
OTHER ASSETS AND LIABILITIES (Net)		4.3	6,675,601

NET ASSETS		100.0%	$156,992,835

*	See Note 2 in Notes to Financial Statements.
(a)

Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $453,001 represents 0.3% of the net assets of the Fund.

(b)	Non-income producing security.
(c)

The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At March 31, 2026, the value of these securities amounted to $1,555,330, or 1.0% of net assets.

(d)	Rate disclosed is the 7-day yield at March 31, 2026.

Abbreviations:

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2026

Shares		Value*

COMMON STOCKS—93.0%

	Belgium—1.4%
468,965	Azelis Group NV	$4,767,193
66,181	Fagron	1,657,307

		6,424,500

	Canada—1.9%
18,010	Lassonde Industries, Inc., Class A	2,936,086
180,543	Winpak, Ltd.	5,839,785

		8,775,871

	China—2.6%
231,680	Baidu, Inc., Class A(a)	3,238,881
1,006,590	Haitian International Holdings, Ltd.	2,615,885
345,561	Shanghai Mechanical and Electrical
	Industry Co., Ltd., Class B	454,673
2,349,905	Uni-President China Holdings, Ltd.	2,358,624
215,487	Wuliangye Yibin Co., Ltd., Class A	3,235,937

		11,904,000

	Finland—1.3%
276,019	Kemira Oyj	5,998,747

	France—11.7%
73,222	Alten SA	4,525,452
61,785	Arkema SA	4,228,629
231,766	Rubis SCA	9,362,063
31,707	Safran SA	10,342,696
142,526	Sodexo SA	7,293,050
12,410	Sopra Steria Group	1,732,285
34,075	Teleperformance SE	1,996,022
151,650	TotalEnergies SE	13,873,598

		53,353,795

	Germany—4.2%
190,881	DHL Group	10,028,981
94,730	Fresenius SE & Co., KGaA	4,900,561
1,783	Rheinmetall AG	2,998,043
62,980	Springer Nature AG & Co., KGaA	1,331,441

		19,259,026

	Hong Kong—2.1%
692,967	Prudential plc	9,598,733

	Japan—9.1%
110,975	ADEKA Corp.	2,587,034
282,615	Fuso Chemical Co., Ltd.	5,031,092
37,260	Hosokawa Micron Corp.	1,380,254
73,190	Inaba Denki Sangyo Co., Ltd.	1,218,654
160,830	Koito Manufacturing Co., Ltd.	2,534,513
166,240	Nakanishi, Inc.	2,879,708
86,160	Nifco, Inc.	2,437,400
119,065	Nihon Nohyaku Co., Ltd.	760,578
139,680	Nippon Sanso Holdings Corp.	4,940,844
28,005	Okamoto Industries, Inc.	1,058,639

Shares		Value*

	Japan (continued)
99,420	Shoei Co., Ltd.	$1,042,595
3,295	Shofu, Inc.	35,269
250,250	Subaru Corp.	4,022,119
454,800	Sysmex Corp.	3,956,662
77,040	Taikisha, Ltd.	1,634,382
87,100	Transcosmos, Inc.	2,144,822
99,120	YAMABIKO Corp.	2,245,251
	Miscellaneous Securities(b)	1,510,609

		41,420,425

	Mexico—1.1%
52,210	Coca-Cola FEMSA SAB de CV,
	Sponsored ADR	5,093,085

	Netherlands—2.5%
113,350	Aalberts NV	3,935,136
107,573	Heineken Holding NV	7,631,393

		11,566,529

	Philippines—0.2%
6,542,900	Alliance Global Group, Inc.	967,164

	Singapore—2.3%
371,712	United Overseas Bank, Ltd.	10,603,837

	South Korea—4.8%
27,774	Dentium Co., Ltd.	928,429
95,475	Hana Financial Group, Inc.	6,959,830
70,858	LG Corp.	4,006,552
86,935	Samsung Electronics Co., Ltd.	10,168,039

		22,062,850

	Sweden—1.5%
26,854	Autoliv, Inc.	2,823,967
111,490	Trelleborg AB, Class B	4,143,587

		6,967,554

	Switzerland—7.6%
111,780	Nestlé SA, ADR	11,077,398
50,749	Novartis AG, Registered	7,751,397
36,998	Roche Holding AG(a)	14,692,980
46,164	Vetropack Holding AG, Registered	1,322,248

		34,844,023

	United Kingdom—14.8%
715,277	Autotrader Group plc, 144A(c)	4,460,404
277,290	BAE Systems plc	8,099,632
44,185	Berkeley Group Holdings plc	2,016,575
1,023,898	Breedon Group plc	4,023,639
85,448	Bunzl plc	2,562,927
1,388,915	CNH Industrial NV	15,278,065
150,005	Computacenter plc	5,990,283
421,886	CVS Group plc	6,282,719
59,900	Diageo plc, Sponsored ADR	4,459,555
223,196	Grafton Group plc	2,659,874
282,425	Inchcape plc	2,793,254

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Portfolio of Investments

March 31, 2026

Shares		Value*

	United Kingdom (continued)
3,392,036	Johnson Service Group plc	$5,707,647
1,396,111	Pets at Home Group plc	3,369,454

		67,704,028

	United States—23.9%
28,178	Alphabet, Inc., Class A	8,102,866
1,254	AutoZone, Inc.(a)	4,235,736
76,760	Bank of America Corp.	3,742,050
14	Berkshire Hathaway, Inc., Class A(a)	10,053,960
15,000	Berkshire Hathaway, Inc., Class B(a)	7,188,000
50,649	Enterprise Products Partners LP	1,916,558
372,000	Envista Holdings Corp.(a)	9,437,640
19,040	FedEx Corp.	6,781,667
169,635	Ionis Pharmaceuticals, Inc.(a)	12,737,892
14,885	Jazz Pharmaceuticals plc(a)	2,814,009
39,238	Johnson & Johnson	9,591,337
110,450	Truist Financial Corp.	5,077,387
122,928	U-Haul Holding Co.	5,491,194
24,945	UniFirst Corp.	6,275,913
14,241	Vertex Pharmaceuticals, Inc.(a)	6,359,176
122,981	Wells Fargo & Co.	9,790,517

		109,595,902

TOTAL COMMON STOCKS (Cost $268,118,184)		426,140,069

REGISTERED INVESTMENT COMPANY—4.0%
18,406,415	Dreyfus Government Securities Cash Management– Institutional Shares 3.50%(d) (Cost $18,406,415)	18,406,415

Face Value		Value*

SHORT-TERM INVESTMENT—0.4%
$2,003,326	BNY Mellon Cash Reserve EOD Fund 0.30%(e) (Cost $2,003,326)	$2,003,326

U.S. TREASURY BILL—0.9%
$4,000,000	3.614%(f) due 05/28/2026 (Cost $3,977,380)	3,977,029

INVESTMENTS IN SECURITIES (Cost $292,505,305)	98.3%	450,526,839

UNREALIZED APPRECIATION ON FORWARD CONTRACTS (Net)	1.3	5,851,582

OTHER ASSETS AND LIABILITIES (Net)	0.4	1,759,502

NET ASSETS	100.0%	$458,137,923

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)

Represents one or more issuers where disclosure may be disadvantageous to the Fund’s accumulation or disposition program. The aggregate amount of $1,510,609 represents 0.3% of the net assets of the Fund.

(c)

The resale of such security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers. At March 31, 2026, the value of these securities amounted to $4,460,404, or 1.0% of net assets.

(d)	Rate disclosed is the 7-day yield at March 31, 2026.
(e)	Rate disclosed is the 1-day yield at March 31, 2026.
(f)	Rate represents annualized yield at date of purchase.

Abbreviations:

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

March 31, 2026

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/26*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO BUY(a)
406,542	Canadian Dollar	NTC	4/30/26	$296,800	$291,698	$(5,102)
406,542	Canadian Dollar	NTC	5/29/26	297,174	292,060	(5,114)
1,074,044	Chinese Yuan	NTC	4/30/26	155,501	155,880	379
418,142	Chinese Yuan	NTC	5/29/26	60,902	60,792	(110)
418,142	Chinese Yuan	NTC	6/30/26	61,028	60,922	(106)
5,136,863	European Union Euro	NTC	4/30/26	5,967,464	5,927,725	(39,739)
5,136,863	European Union Euro	NTC	5/29/26	5,975,586	5,934,980	(40,606)
1,192,335	European Union Euro	NTC	6/30/26	1,386,714	1,379,445	(7,269)
1,420,505	Great Britain Pound Sterling	NTC	4/30/26	1,911,888	1,873,140	(38,748)
1,420,505	Great Britain Pound Sterling	NTC	5/29/26	1,911,927	1,872,955	(38,972)
5,476,361	Hong Kong Dollar.	NTC	4/30/26	701,264	699,738	(1,526)
5,476,361	Hong Kong Dollar.	NTC	5/29/26	702,146	700,757	(1,389)
1,349,025	Hong Kong Dollar.	NTC	6/30/26	173,124	172,858	(266)
160,299,366	Japanese Yen	NTC	4/30/26	1,012,075	1,010,615	(1,460)
160,299,366	Japanese Yen	NTC	5/29/26	1,014,565	1,012,633	(1,932)
160,299,366	Japanese Yen	NTC	6/30/26	1,017,299	1,015,284	(2,015)
5,941,080	Mexican Peso	NTC	4/30/26	334,696	328,465	(6,231)
5,941,081	Mexican Peso	NTC	5/29/26	333,800	327,588	(6,212)
2,309,499	Mexican Peso	NTC	6/30/26	128,399	127,007	(1,392)
282,501	Singapore Dollar	NTC	4/30/26	221,314	219,468	(1,846)
282,501	Singapore Dollar	NTC	5/29/26	221,761	219,880	(1,881)
282,501	Singapore Dollar	NTC	6/30/26	222,254	220,353	(1,901)
1,125,715,754	South Korean Won	NTC	4/30/26	739,438	735,618	(3,820)
1,125,715,754	South Korean Won	NTC	5/29/26	739,973	736,225	(3,748)
1,125,715,754	South Korean Won	NTC	6/30/26	740,825	737,039	(3,786)
2,924,166	Swedish Krona	NTC	4/30/26	319,934	307,469	(12,465)
2,304,126	Swedish Krona	NTC	5/29/26	251,113	242,599	(8,514)
939,783	Swedish Krona	NTC	6/30/26	101,231	99,102	(2,129)
652,790	Swiss Franc	NTC	4/30/26	830,851	815,256	(15,595)
652,790	Swiss Franc	NTC	5/29/26	833,513	817,653	(15,860)
26,130	Swiss Franc	NTC	6/30/26	33,372	32,842	(530)

TOTAL				$28,697,931	$28,428,046	$(269,885)

FORWARD EXCHANGE CONTRACTS TO SELL(a)
4,517,837	Canadian Dollar	NTC	4/30/26	$(3,302,326)	$(3,241,593)	$60,733
4,517,838	Canadian Dollar	NTC	5/29/26	(3,315,048)	(3,245,613)	69,435
4,111,295	Canadian Dollar	NTC	6/30/26	(2,997,935)	(2,957,622)	40,313
8,259,755	Chinese Yuan	NTC	4/30/26	(1,192,781)	(1,198,769)	(5,988)
7,603,853	Chinese Yuan	NTC	5/29/26	(1,108,692)	(1,105,495)	3,197
7,603,854	Chinese Yuan	NTC	6/30/26	(1,109,205)	(1,107,852)	1,353
32,214,225	European Union Euro	NTC	4/30/26	(38,038,096)	(37,173,862)	864,234
32,214,224	European Union Euro	NTC	5/29/26	(38,132,712)	(37,219,363)	913,349
28,269,697	European Union Euro	NTC	6/30/26	(32,865,049)	(32,705,975)	159,074
15,942,926	Great Britain Pound Sterling	NTC	4/30/26	(21,607,038)	(21,023,043)	583,995
15,942,926	Great Britain Pound Sterling	NTC	5/29/26	(21,520,931)	(21,020,970)	499,961
14,522,421	Great Britain Pound Sterling	NTC	6/30/26	(19,423,960)	(19,144,181)	279,779
26,881,232	Hong Kong Dollar.	NTC	4/30/26	(3,455,348)	(3,434,732)	20,616
26,881,232	Hong Kong Dollar.	NTC	5/29/26	(3,450,515)	(3,439,739)	10,776
22,753,895	Hong Kong Dollar.	NTC	6/30/26	(2,918,243)	(2,915,587)	2,656
2,287,127,615	Japanese Yen	NTC	4/30/26	(14,581,267)	(14,419,301)	161,966
2,287,127,615	Japanese Yen	NTC	5/29/26	(14,881,312)	(14,448,095)	433,217
2,287,127,617	Japanese Yen	NTC	6/30/26	(14,503,760)	(14,485,925)	17,835
34,946,987	Mexican Peso	NTC	4/30/26	(2,019,656)	(1,932,118)	87,538
34,946,987	Mexican Peso	NTC	5/29/26	(2,018,911)	(1,926,955)	91,956
31,315,405	Mexican Peso	NTC	6/30/26	(1,741,247)	(1,722,141)	19,106
20,199,455	Philippine Peso	NTC	4/30/26	(337,499)	(331,976)	5,523
20,199,455	Philippine Peso	NTC	5/29/26	(336,929)	(331,561)	5,368
20,199,455	Philippine Peso	NTC	6/30/26	(336,350)	(331,070)	5,280

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Value Fund

Schedule of Forward Exchange Contracts

March 31, 2026

Contracts		Counter- party	Settlement Date	Contract Value on Origination Date	Value 03/31/26*	Unrealized Appreciation (Depreciation)
FORWARD EXCHANGE CONTRACTS TO SELL(a) (continued)
4,790,129	Singapore Dollar	NTC	4/30/26	$(3,774,407)	$(3,721,332)	$53,075
4,790,128	Singapore Dollar	NTC	5/29/26	(3,805,037)	(3,728,321)	76,716
4,790,129	Singapore Dollar	NTC	6/30/26	(3,765,816)	(3,736,333)	29,483
11,780,000,000	South Korean Won	NTC	4/30/26	(7,946,841)	(7,697,837)	249,004
11,780,000,000	South Korean Won	NTC	5/29/26	(7,954,622)	(7,704,195)	250,427
11,780,000,000	South Korean Won	NTC	6/30/26	(7,962,688)	(7,712,705)	249,983
15,333,004	Swedish Krona	NTC	4/30/26	(1,710,136)	(1,612,224)	97,912
14,712,964	Swedish Krona	NTC	5/29/26	(1,634,220)	(1,549,113)	85,107
13,348,620	Swedish Krona	NTC	6/30/26	(1,436,990)	(1,407,634)	29,356
6,680,466	Swiss Franc	NTC	4/30/26	(8,556,568)	(8,343,105)	213,463
6,680,466	Swiss Franc	NTC	5/29/26	(8,707,282)	(8,367,633)	339,649
6,053,806	Swiss Franc	NTC	6/30/26	(7,724,736)	(7,608,716)	116,020

TOTAL				$(310,174,153)	$(304,052,686)	$6,121,467

Unrealized Appreciation on Forward Contracts (Net)						$5,851,582

*	See Note 2 in Notes to Financial Statements.
(a)	Primary risk exposure being hedged against is currency risk.

Counterparty Abbreviations:

NTC — Northern Trust Company

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2026

Shares		Value*

COMMON STOCKS—95.9%

	Belgium—1.5%
7,175	KBC Group NV	$875,390

	China—2.9%
308,710	Haitian International Holdings, Ltd.	802,263
976,845	Uni-President China Holdings, Ltd.	980,470

		1,782,733

	Finland—3.4%
95,220	Kemira Oyj	2,069,425

	France—12.0%
8,826	Arkema SA	604,061
58,430	Rubis SCA	2,360,248
6,495	Safran SA	2,118,643
18,195	Sodexo SA	931,037
3,235	Sopra Steria Group	451,567
14,570	Teleperformance SE	853,471

		7,319,027

	Germany—4.3%
36,145	DHL Group	1,899,076
1,154	Muenchener Rueckversicherungs AG, Registered	726,497

		2,625,573

	Hong Kong—2.3%
407,000	Hang Lung Group, Ltd.	778,218
8,810	Jardine Matheson Holdings, Ltd.	633,291

		1,411,509

	Japan—10.0%
42,370	ADEKA Corp.	987,724
90,630	Inaba Denki Sangyo Co., Ltd.	1,509,040
49,105	Isuzu Motors, Ltd.	705,438
56,600	Kuraray Co., Ltd.	595,288
49,970	Shoei Co., Ltd.	524,024
64,635	Subaru Corp.	1,038,840
30,400	Transcosmos, Inc.	748,595

		6,108,949

	Mexico—4.1%
6,845	Coca-Cola FEMSA SAB de CV, Sponsored ADR	667,730
531,475	Megacable Holdings SAB de CV	1,828,193

		2,495,923

	Netherlands—4.2%
36,370	Aalberts NV	1,262,646
18,400	Heineken Holding NV	1,305,324

		2,567,970

	Singapore—4.6%
27,889	DBS Group Holdings, Ltd.	1,236,783
55,229	United Overseas Bank, Ltd.	1,575,519

		2,812,302

Shares		Value*

	South Korea—1.7%
13,365	LG Corp.	$755,703
53,223	LX Holdings Corp.	280,901

		1,036,604

	Sweden—2.5%
3,000	Autoliv, Inc.	315,480
31,750	Trelleborg AB, Class B	1,180,006

		1,495,486

	Switzerland—15.1%
28,420	Nestlé SA, Registered	2,774,044
16,072	Novartis AG, Registered	2,454,836
6,570	Roche Holding AG(a)	2,609,137
1,947	Zurich Insurance Group AG	1,369,411

		9,207,428

	United Kingdom—21.5%
40,276	BAE Systems plc	1,176,461
223,580	Breedon Group plc	878,608
47,245	Bunzl plc	1,417,066
192,430	CNH Industrial NV	2,116,730
32,215	Computacenter plc	1,286,470
39,705	CVS Group plc	591,286
68,020	Diageo plc	1,260,300
40,695	Grafton Group plc	484,971
133,180	Inchcape plc	1,317,183
648,860	Johnson Service Group plc	1,091,812
315,729	Pets at Home Group plc	761,998
120,610	SThree plc	236,982
15,920	Whitbread plc	487,653

		13,107,520

	United States—5.8%
11,200	Bank of America Corp.	546,000
900	Enterprise Products Partners LP	34,056
30,645	Truist Financial Corp.	1,408,751
30,030	U.S. Bancorp	1,561,860

		3,550,667

TOTAL COMMON STOCKS (Cost $43,261,161)		58,466,506

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Worldwide High Dividend Yield Value Fund

Portfolio of Investments

March 31, 2026

Shares		Value*

REGISTERED INVESTMENT COMPANY—3.1%
1,915,515	Dreyfus Government Securities Cash Management– Institutional Shares 3.50%(b) (Cost $1,915,515)	$1,915,515

INVESTMENTS IN SECURITIES (Cost $45,176,676)	99.0%	60,382,021

OTHER ASSETS AND LIABILITIES (Net)	1.0	581,157

NET ASSETS	100.0%	$60,963,178

*	See Note 2 in Notes to Financial Statements.
(a)	Non-income producing security.
(b)	Rate disclosed is the 7-day yield at March 31, 2026.

Abbreviations:

ADR — American Depositary Receipt

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Assets and Liabilities

March 31, 2026

	International Value Fund	International Value Fund II - Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
ASSETS
Investments in securities, at cost(a)	$2,366,141,115	$106,810,920	$292,505,305	$45,176,676

Investments in securities of unaffiliated issuers, at value	$3,751,580,590	$150,317,234	$450,526,839	$60,382,021
Investments in securities of affiliated issuers, at value	231,080,974	—	—	—
Cash	104,424	5,011,191	—	540
Dividends and interest receivable	12,600,126	613,323	1,201,251	224,134
Receivable for investment securities sold	35,570,715	—	—	—
Recoverable foreign withholding taxes	28,733,003	1,346,148	1,173,324	528,987
Receivable for Fund shares sold	322,975	—	2,043,573	—
Unrealized appreciation on forward exchange contracts (Note 2)	80,550,869	—	6,127,834	—
Prepaid expense	66,434	3,608	5,281	2,397

Total Assets	$4,140,610,110	$157,291,504	$461,078,102	$61,138,079

LIABILITIES
Unrealized depreciation of forward exchange contracts (Note 2)	$4,150,922	$—	$276,252	$—
Payable for Fund shares redeemed	1,607,934	12,668	30,219	42,612
Investment advisory fee payable (Note 3)	2,788,017	107,682	311,427	42,116
Payable for investment securities purchased	767,894	—	67,570	—
Shareholder servicing and administration fees payable (Note 3)	103,233	4,168	11,401	1,649
Directors’ fees payable	112,281	4,906	6,709	1,464
Due to custodian	—	—	1,995,767	—
Fund administration and accounting fees payable	278,377	10,755	30,594	4,265
Audit fees payable	390,104	78,296	91,465	31,644
Legal fees payable	194,187	12,214	19,674	2,849
Accrued expenses and other payables	845,530	67,980	99,101	48,302

Total Liabilities.	11,238,479	298,669	2,940,179	174,901

NET ASSETS	$4,129,371,631	$156,992,835	$458,137,923	$60,963,178

NET ASSETS consists of
Paid-in capital	2,136,218,173	106,015,811	283,128,962	46,518,858
Total distributable earnings	1,993,153,458	50,977,024	175,008,961	14,444,320

Total Net Assets.	$4,129,371,631	$156,992,835	$458,137,923	$60,963,178

CAPITAL STOCK (common stock outstanding)	141,679,439	9,375,951	22,444,088	10,227,916

NET ASSET VALUE offering price per share	$29.15	$16.74	$20.41	$5.96

(a)

Includes investments in securities of affiliated issuers, at cost for International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund of $196,010,946, $0, $0 and $0, respectively (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Operations

For the Year Ended March 31, 2026

	International Value Fund	International Value Fund II - Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
INVESTMENT INCOME
Dividends(a)	$139,727,967	$5,489,525	$11,094,697	$2,402,810
Less foreign withholding taxes	(10,046,021)	(385,672)	(624,725)	(140,793)
Interest	2,047,983	—	832,062	—
Other	4,852,492	227,669	—	43,384

Total Investment Income	136,582,421	5,331,522	11,302,034	2,305,401

EXPENSES
Investment advisory fee (Note 3)	54,941,178	2,218,209	5,513,543	796,126
Transfer agent fees (Note 3)	2,314,399	68,727	148,126	43,895
Fund administration and accounting fees (Note 3)	1,163,272	46,959	116,767	16,858
Legal fees	1,051,517	44,671	97,316	14,419
Custodian fees (Note 3)	913,347	54,168	76,931	19,301
Directors’ fees and expenses (Note 3)	874,498	34,917	83,923	12,149
Audit fees	485,098	116,835	126,206	65,983
Shareholder servicing and administration fees (Note 3)	413,128	19,686	38,743	5,793
Registration fees	66,233	45,165	48,074	68,353
Interest expense	—	775	—	—
Other	1,205,519	68,680	156,387	47,794

Total expenses before waivers	63,428,189	2,718,792	6,406,016	1,090,671

Investment advisory fees waived (Note 3)	(27,039)	(153,944)	(33,033)	(170,414)

Net Expenses	63,401,150	2,564,848	6,372,983	920,257

NET INVESTMENT INCOME	73,181,271	2,766,674	4,929,051	1,385,144

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities(a)(b)	813,978,419	17,699,724	38,066,959	2,373,672
Forward exchange contracts	(57,445,275)	—	(3,507,284)	—
Foreign currencies and net other assets	284,722	10,789	(198,220)	(8,091)

Net realized gain	756,817,866	17,710,513	34,361,455	2,365,581

Net unrealized appreciation (depreciation) of:
Securities(c)	(105,467,435)	10,222,010	29,387,923	3,181,298
Forward exchange contracts	43,997,973	—	5,798,697	—
Foreign currencies and net other assets	1,542,437	69,967	57,247	30,525

Net change in unrealized appreciation (depreciation)	(59,927,025)	10,291,977	35,243,867	3,211,823

NET REALIZED AND UNREALIZED GAIN (LOSS)	696,890,841	28,002,490	69,605,322	5,577,404

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$770,072,112	$30,769,164	$74,534,373	$6,962,548

(a)	Dividends and Net realized gain (loss) on securities from affiliated issuers for International Value Fund were $4,257,031 and $0, respectively (Note 4).
(b)

Net realized gain (loss) on securities includes realized gains of $120,738,705, $1,115,306, $19,780,177, and $421,277 for International Value Fund, International Value Fund II - Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively, for redemption-in-kind activity, which will not be recognized by the Funds for tax purposes (Note 6).

(c)	Net change in unrealized appreciation (depreciation) of securities from affiliated issuers for International Value Fund was $12,116,430 (Note 4).

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Changes in Net Assets

	International Value Fund		International Value Fund II – Currency Unhedged
	Year Ended 3/31/2026	Year Ended 3/31/2025	Year Ended 3/31/2026	Year Ended 3/31/2025
INVESTMENT ACTIVITIES:
Net investment income	$73,181,271	$102,765,606	$2,766,674	$5,423,423
Net realized gain	756,817,866	1,109,289,855	17,710,513	60,812,500
Net change in unrealized appreciation (depreciation)	(59,927,025)	(996,912,008)	10,291,977	(64,378,666)

Net increase in net assets resulting from operations	770,072,112	215,143,453	30,769,164	1,857,257

DISTRIBUTIONS:
Distributions to shareholders	(470,406,328)	(458,511,784)	(12,299,899)	(35,566,360)

CAPITAL STOCK TRANSACTIONS:
Net decrease in net assets from Fund share transactions (Note 5)	(702,289,157)	(1,165,903,542)	(42,449,741)	(142,367,662)

Net decrease in net assets	(402,623,373)	(1,409,271,873)	(23,980,476)	(176,076,765)

NET ASSETS:
Beginning of year	4,531,995,004	5,941,266,877	180,973,311	357,050,076

End of year	$4,129,371,631	$4,531,995,004	$156,992,835	$180,973,311

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Statements of Changes in Net Assets

	Value Fund		Worldwide High Dividend Yield Value Fund
	Year Ended 3/31/2026	Year Ended 3/31/2025	Year Ended 3/31/2026	Year Ended 3/31/2025
INVESTMENT ACTIVITIES:
Net investment income	$4,929,051	$6,459,489	$1,385,144	$1,584,887
Net realized gain.	34,361,455	70,431,443	2,365,581	5,467,320
Net change in unrealized appreciation (depreciation)	35,243,867	(68,740,895)	3,211,823	(5,313,775)

Net increase in net assets resulting from operations	74,534,373	8,150,037	6,962,548	1,738,432

DISTRIBUTIONS:
Distributions to shareholders	(16,785,109)	(42,865,894)	(5,079,627)	(3,798,415)

CAPITAL STOCK TRANSACTIONS:
Net decrease in net assets from Fund share transactions (Note 5)	(15,959,030)	(6,101,711)	(717,446)	(5,712,323)

Net increase (decrease) in net assets	41,790,234	(40,817,568)	1,165,475	(7,772,306)

NET ASSETS:
Beginning of year	416,347,689	457,165,257	59,797,703	67,570,009

End of year	$458,137,923	$416,347,689	$60,963,178	$59,797,703

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne International Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2026		Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022
Net asset value, beginning of year.	$27.43		$28.79		$27.16		$28.14		$29.41

Income from investment operations:
Net investment income.	0.55	(a)	0.58	(a)	0.44	(a)	0.43	(a)	0.37	(a)
Net realized and unrealized gain on investments	4.58		0.60		2.43		0.04		0.95

Total from investment operations	5.13		1.18		2.87		0.47		1.32

Distributions:
Net investment income.	(0.62)		(0.49)		(0.46)		(0.40)		(0.41)
Distributions from net realized gains.	(2.79)		(2.05)		(0.78)		(1.05)		(2.18)

Total distributions	(3.41)		(2.54)		(1.24)		(1.45)		(2.59)

Net asset value, end of year.	$29.15		$27.43		$28.79		$27.16		$28.14

Total return(b)	19.25%		4.59%		10.99%		1.94%		4.36%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$4,129,372		$4,531,995		$5,941,267		$6,007,224		$6,306,407
Ratio of operating expenses to average net assets.	1.44%		1.41%		1.39%		1.40%		1.34%
Ratio of operating expenses to average net assets excluding waivers of expenses	1.44%		1.41%		1.39%		1.40%		1.38%
Ratio of net investment income to average net assets	1.66	%(a)	1.90	%(a)	1.56	%(a)	1.55	%(a)	1.19	%(a)
Portfolio turnover rate.	14%		17%		12%		15%		10%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.52, $0.53, $0.40, $0.40 and $0.35 and the Ratio of Net Investment Income to Average Net Assets would have been 1.55%, 1.75%, 1.42%, 1.44% and 1.10% for the years ending March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne International Value Fund II - Currency Unhedged

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2026		Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022
Net asset value, beginning of year.	$15.22		$17.63		$16.36		$16.31		$16.30

Income from investment operations:
Net investment income.	0.34	(a)	0.44	(a)	0.34	(a)	0.27	(a)	0.18	(a)
Net realized and unrealized gain (loss) on investments	2.52		(0.19)		1.23		0.04	(b)	0.01

Total from investment operations	2.86		0.25		1.57		0.31		0.19

Distributions:
Net investment income.	(0.41)		(0.37)		(0.30)		(0.26)		(0.18)
Distributions from net realized gains.	(0.93)		(2.29)		—		—		—

Total distributions	(1.34)		(2.66)		(0.30)		(0.26)		(0.18)

Net asset value, end of year.	$16.74		$15.22		$17.63		$16.36		$16.31

Total return(c)	19.04%		2.15%		9.74%		1.99%		1.13%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$156,993		$180,973		$357,050		$455,983		$520,524
Ratio of operating expenses to average net assets.	1.45%		1.42%		1.38%		1.39%		1.34%
Ratio of operating expenses to average net assets excluding recoupments and/or waivers/ reimbursements of expenses	1.53%		1.43%		1.39%		1.39%		1.37%
Ratio of net investment income to average net assets	1.56	%(a)	2.16	%(a)	1.85	%(a)	1.68	%(a)	1.07	%(a)
Portfolio turnover rate.	15%		13%		13%		11%		8%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.32, $0.39, $0.32, $0.26 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 1.43%, 1.90%, 1.71%, 1.60% and 1.02% for the years ending March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)

The amount per share shown does not correlate with net realized and unrealized gain/(loss) on investments for the year due to the timing of purchases and sales of the Fund’s shares in relation to the fluctuating market values of the Fund’s investments.

(c)	Total return represents aggregate total return for the periods indicated.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2026	Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022
Net asset value, beginning of year.	$17.89	$19.54		$18.25		$19.10		$20.38

Income from investment operations:
Net investment income.	0.22	0.30	(a)	0.21	(a)	0.18	(a)	0.17	(a)
Net realized and unrealized gain on investments	3.05	0.04		2.47		0.10		0.93

Total from investment operations	3.27	0.34		2.68		0.28		1.10

Distributions:
Net investment income.	(0.27)	(0.24)		(0.20)		(0.18)		(0.18)
Distributions from net realized gains.	(0.48)	(1.75)		(1.19)		(0.95)		(2.20)

Total distributions	(0.75)	(1.99)		(1.39)		(1.13)		(2.38)

Net asset value, end of year.	$20.41	$17.89		$19.54		$18.25		$19.10

Total return(b)	18.48%	2.11%		15.35%		1.74%		5.35%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$458,138	$416,348		$457,165		$424,621		$440,823
Ratio of operating expenses to average net assets.	1.44%	1.40%		1.38%		1.40%		1.34%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.45%	1.40%		1.39%		1.40%		1.39%
Ratio of net investment income to average net assets	1.12%	1.49	%(a)	1.08	%(a)	0.99	%(a)	0.77	%(a)
Portfolio turnover rate.	16%	18%		21%		20%		20%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.27, $0.19, $0.17 and $0.16 and the Ratio of Net Investment Income to Average Net Assets would have been 1.36%, 0.98%, 0.93% and 0.73% for the years ending March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Financial Highlights

Tweedy, Browne Worldwide High Dividend Yield Value Fund

For a Fund share outstanding throughout each year.

	Year Ended 3/31/2026		Year Ended 3/31/2025		Year Ended 3/31/2024		Year Ended 3/31/2023		Year Ended 3/31/2022
Net asset value, beginning of year.	$5.79		$5.97		$5.57		$6.37		$7.76

Income from investment operations:
Net investment income.	0.14	(a)	0.15	(a)	0.14	(a)	0.14	(a)	0.19	(a)
Net realized and unrealized gain (loss) on investments	0.54		0.02		0.47		(0.32)		(0.02)

Total from investment operations	0.68		0.17		0.61		(0.18)		0.17

Distributions:
Net investment income.	(0.15)		(0.14)		(0.13)		(0.14)		(0.20)
Distributions from net realized gains.	(0.36)		(0.21)		(0.08)		(0.48)		(1.36)

Total distributions	(0.51)		(0.35)		(0.21)		(0.62)		(1.56)

Net asset value, end of year.	$5.96		$5.79		$5.97		$5.57		$6.37

Total return(b)	11.63%		3.14%		11.40%		(2.30)%		1.97%

Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$60,963		$59,798		$67,570		$69,870		$83,978
Ratio of operating expenses to average net assets.	1.44%		1.41%		1.39%		1.38%		1.34%
Ratio of operating expenses to average net assets excluding waiver and/or reimbursements of expenses	1.71%		1.51%		1.50%		1.48%		1.48%
Ratio of net investment income to average net assets	2.17	%(a)	2.47	%(a)	2.56	%(a)	2.46	%(a)	2.26	%(a)
Portfolio turnover rate.	18%		7%		16%		11%		16%

(a)

Includes the impact of refunded European tax reclaims. If these reclaims were not included the Net Investment Income per Share would have been $0.14, $0.14, $0.12, $0.13 and $0.17 and the Ratio of Net Investment Income to Average Net Assets would have been 2.11%, 2.37%, 2.30%, 2.21% and 2.04% for the years ending March 31, 2026, March 31, 2025, March 31, 2024, March 31, 2023 and March 31, 2022, respectively.

(b)	Total return represents aggregate total return for the periods indicated.

SEE NOTES TO FINANCIAL STATEMENTS

Tweedy, Browne Fund INC.

Notes to Financial Statements

1. Organization

Tweedy, Browne Fund Inc. (the “Company”) is an open-end management investment company registered with the United States Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was organized as a Maryland corporation on January 28, 1993. Tweedy, Browne International Value Fund (“International Value Fund”), Tweedy, Browne International Value Fund II – Currency Unhedged (“International Value Fund II – Currency Unhedged”), Tweedy, Browne Value Fund (“Value Fund”), and Tweedy, Browne Worldwide High Dividend Yield Value Fund (“Worldwide High Dividend Yield Value Fund”) (each a “Fund” and together, the “Funds”) are each a diversified series of the Company.

The Funds commenced operations as follows:

International Value Fund	06/15/93
International Value Fund II - Currency Unhedged	10/26/09
Value Fund	12/08/93
Worldwide High Dividend Yield Value Fund	09/05/07

International Value Fund and International Value Fund II – Currency Unhedged seek long-term capital growth by investing primarily in foreign equity securities that Tweedy, Browne Company LLC (the “Investment Adviser”) believes are undervalued but may invest in U.S. securities to a limited extent. Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes are undervalued. Worldwide High Dividend Yield Value Fund seeks long-term capital growth by investing primarily in U.S. and foreign equity securities that the Investment Adviser believes to have above-average dividend yields and valuations that are reasonable.

2. Significant Accounting Policies

The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies, which is part of U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Portfolio Valuation. Under normal circumstances, portfolio securities and other assets listed on a U.S. national securities exchange, comparable foreign securities exchange or through any system providing for contemporaneous publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price at or prior to the close of regular trading on the New York Stock Exchange or, if applicable, the NASDAQ Official Closing Price (“NOCP”), unless, in the view of the Valuation Designee (the Investment Adviser has been appointed “Valuation Designee” by the Company’s Board of Directors), such price is not reliable, or there is significant market movement that calls for application of fair value factors provided by a third party, as described below. Under normal circumstances, portfolio securities and other assets that are readily marketable but for which there are no reported sales on the valuation date, whether because they are not traded in a system providing for same day publication of sales or because there were no sales reported on such date, are generally valued at the mean between the last asked price and the last bid price prior to the close of regular trading, unless, in the view of the Valuation Designee, such price is not reliable. Forward exchange contracts are valued at the forward rate. Securities and other assets for which current market quotations are not readily available, and those securities which are generally not readily marketable due to significant legal or contractual restrictions, are valued at fair value as determined in good faith by the Valuation Designee pursuant to the Company’s Valuation Policies and Procedures, which were approved by the Company’s Board of Directors. Securities and other assets for which the most recent market quotations may not be reliable (including because the last sale price does not reflect current market value at the time of valuing the Fund’s assets due to developments since such last price) may be valued at fair value if the Valuation Designee concludes that fair valuation will likely result in a more accurate net asset valuation. The Company has retained a third-party service provider that, under certain circumstances (including certain market movements) selected by the Company, provides fair value pricing for international equity securities whose principal markets are no longer open when the Funds calculate their net asset values. This means that a Fund’s net asset value may be based, at least in part, on prices other than those determined as of the close of the principal market in which such assets trade. The Funds’ use of fair value pricing may cause the net asset value of a Fund’s shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Under normal circumstances, debt securities purchased with a remaining maturity of more than 60 days are valued through pricing obtained by pricing services approved by the Valuation Designee. Debt securities purchased with a remaining maturity of 60 days or less are valued at amortized cost, unless the Valuation Designee determines, in good faith, that such value does not represent fair value, in which case the securities will be valued in the same manner as debt securities

Tweedy, Browne Fund INC.

Notes to Financial Statements

with a remaining maturity in excess of 60 days or otherwise fair valued. Investments in open-end mutual funds are valued at net asset value (NAV) except that stable NAV money funds held in a cash sweep vehicle will generally be priced at cost ($1).

Fair Value Measurements. The inputs and valuation techniques used to determine fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

• Level 1 –	quoted prices in active markets for identical securities

• Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)

• Level 3 –	significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each Fund’s assets carried at fair value as of March 31, 2026. See each Fund’s respective Portfolio of Investments for details on portfolio holdings.

International Value Fund	Total Value at March 31, 2026	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Affiliated Exchange Traded Fund	$42,127,811	$42,127,811	$—	$—
Common Stocks.
Belgium	24,522,642	—	24,522,642	—
China	43,960,288	—	43,960,288	—
Czech Republic	2,470,531	—	2,470,531	—
Finland	63,455,272	—	63,455,272	—
France	366,938,604	—	366,938,604	—
Germany	285,772,025	—	285,772,025	—
Hong Kong	107,632,976	—	107,632,976	—
Japan	383,151,986	—	383,151,986	—
Netherlands	179,711,432	—	179,711,432	—
Singapore	134,030,824	—	134,030,824	—
South Korea	223,675,385	9,244,079	214,431,306	—
Sweden	111,717,786	30,522,795	81,194,991	—
Switzerland	499,378,253	—	499,378,253	—
United Kingdom	657,785,463	268,635,984	389,149,479	—
All Other Countries	535,198,906	535,198,906	—	—
Preferred Stocks
Chile	40,230,856	40,230,856	—	—
Croatia	2,806,514	—	2,806,514	—
Registered Investment Company	228,134,165	228,134,165	—	—
U.S. Treasury Bill	49,959,845	—	49,959,845	—

Total Investments in Securities	3,982,661,564	1,154,094,596	2,828,566,968	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	80,550,869	—	80,550,869	—
Liability
Unrealized depreciation of forward exchange contracts	(4,150,922)	—	(4,150,922)	—

Total	$4,059,061,511	$1,154,094,596	$2,904,966,915	$—

Tweedy, Browne Fund INC.

Notes to Financial Statements

International Value Fund II - Currency Unhedged	Total Value at March 31, 2026	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$3,766,308	$—	$3,766,308	$—
China	1,342,056	—	1,342,056	—
Finland	5,702,178	—	5,702,178	—
France	17,928,349	—	17,928,349	—
Germany	6,218,111	—	6,218,111	—
Hong Kong	3,425,623	—	3,425,623	—
Japan	25,840,595	—	25,840,595	—
Netherlands	4,268,188	—	4,268,188	—
Singapore	4,943,220	—	4,943,220	—
South Korea	8,085,303	371,719	7,713,584	—
Sweden	3,843,933	1,373,390	2,470,543	—
Switzerland	12,970,075	—	12,970,075	—
United Kingdom	29,799,165	14,050,805	15,748,360	—
All Other Countries	18,973,599	18,973,599	—	—
Preferred Stocks
Chile	1,831,341	1,831,341	—	—
Germany	688,381	—	688,381	—
Registered Investment Company	690,809	690,809	—	—

Total	$150,317,234	$37,291,663	$113,025,571	$—

Value Fund	Total Value at March 31, 2026	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$6,424,500	$—	$6,424,500	$—
China	11,904,000	—	11,904,000	—
Finland	5,998,747	—	5,998,747	—
France	53,353,795	—	53,353,795	—
Germany	19,259,026	—	19,259,026	—
Hong Kong	9,598,733	—	9,598,733	—
Japan	41,420,425	—	41,420,425	—
Netherlands	11,566,529	—	11,566,529	—
Singapore	10,603,837	—	10,603,837	—
South Korea	22,062,850	928,429	21,134,421	—
Sweden	6,967,554	2,823,967	4,143,587	—
Switzerland	34,844,023	11,077,398	23,766,625	—
United Kingdom	67,704,028	32,262,160	35,441,868	—
All Other Countries	124,432,022	124,432,022	—	—
Registered Investment Company	18,406,415	18,406,415	—	—
Short-Term Investment	2,003,326	2,003,326	—	—
U.S. Treasury Bill	3,977,029	—	3,977,029	—

Total Investments in Securities	450,526,839	191,933,717	258,593,122	—
Other Financial Instruments:
Asset
Unrealized appreciation of forward exchange contracts	6,127,834	—	6,127,834	—
Liability
Unrealized depreciation of forward exchange contracts	(276,252)	—	(276,252)	—

Total	$456,378,421	$191,933,717	$264,444,704	$—

Tweedy, Browne Fund INC.

Notes to Financial Statements

Worldwide High Dividend Yield Value Fund	Total Value at March 31, 2026	Level 1 Quoted Price	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Securities:
Common Stocks
Belgium	$875,390	$—	$875,390	$—
China	1,782,733	—	1,782,733	—
Finland	2,069,425	—	2,069,425	—
France	7,319,027	—	7,319,027	—
Germany	2,625,573	—	2,625,573	—
Hong Kong	1,411,509	—	1,411,509	—
Japan	6,108,949	—	6,108,949	—
Netherlands	2,567,970	—	2,567,970	—
Singapore	2,812,302	—	2,812,302	—
South Korea	1,036,604	—	1,036,604	—
Sweden	1,495,486	315,480	1,180,006	—
Switzerland	9,207,428	—	9,207,428	—
United Kingdom	13,107,520	5,641,315	7,466,205	—
All Other Countries	6,046,590	6,046,590	—	—
Registered Investment Company	1,915,515	1,915,515	—	—

Total	$60,382,021	$ 13,918,900	$ 46,463,121	$—

Foreign Currency. The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses from investments in securities that result from changes in foreign currency exchange rates, have been included in net unrealized appreciation/depreciation of securities. All other unrealized gains and losses that result from changes in foreign currency exchange rates have been included in net unrealized appreciation/depreciation of foreign currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

Forward Exchange Contracts. International Value Fund and Value Fund enter into forward exchange contracts for hedging purposes in order to reduce their exposure to fluctuations in foreign currency exchange on their portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by each Fund as an unrealized gain or loss on the Fund’s Statement of Operations. When the contract is closed, each Fund records a realized gain or loss on the Statement of Operations equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed. The difference between the value of a Fund’s open contracts at March 31, 2026 and the value of those contracts at the time they were opened is included on the Statement of Assets and Liabilities as unrealized appreciation of forward exchange contracts (for contracts with unrealized gains) or unrealized depreciation of forward exchange contracts (for contracts with unrealized losses). A Fund may be required to post collateral with respect to certain “non-deliverable” forward exchange contracts in an unrealized loss position, and may receive collateral from the counterparty for certain non-deliverable forward exchange contracts in an unrealized gain position. Collateral is usually in the form of cash or U.S. Treasury Bills. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by a Fund is held in a segregated account at the Fund’s custodian bank, and is reported on the Statement of Assets and Liabilities as Cash segregated as collateral. Collateral received by a Fund is held in escrow in the Fund’s custodian bank, and is not reported on the Fund’s Statement of Assets and Liabilities, but would be disclosed in Note 9.

The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the International Value Fund’s and Value Fund’s investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the hedged currency increase. In addition, the International Value Fund and Value Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Tweedy, Browne Fund INC.

Notes to Financial Statements

Securities Transactions and Investment Income. Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. In the case of certain foreign securities, dividend income is recorded as soon after the ex-date as the Funds become aware of such dividend. Interest income and expenses are recorded on an accrual basis.

Foreign Taxes. The Funds may be subject to foreign taxes on dividend and interest income, gains on investments or currency purchase/repatriation, all or a portion of which may be recoverable. Each Fund applies for refunds where available. The Funds will accrue such taxes and recoveries as applicable, based on their current interpretation of tax rules and regulations that exist in the markets in which they invest.

As a result of several court rulings in certain European countries, the Funds may also file withholding tax reclaims in certain jurisdictions to recover all or a portion of amounts withheld in prior periods that may now be reclaimable. Any payments received on such withholding tax reclaims are included in Other Income in the Statements of Operations and are recorded when the amount is known and there are no significant uncertainties on collectability.

Dividends and Distributions to Shareholders. Dividends from net investment income, if any, will be declared and paid annually for International Value Fund, International Value Fund II – Currency Unhedged, and Value Fund and semi-annually for Worldwide High Dividend Yield Value Fund. Distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually for each of the Funds. Additional distributions of net investment income and capital gains from the Funds may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, timing differences and differing characterization of distributions made by the Funds.

Federal Income Taxes. Each Fund has qualified and intends to continue to qualify as a regulated investment company by complying with the requirements of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds are not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, the Funds’ conclusions may be subject to future review based on changes in accounting standards or tax laws and regulations or the interpretation thereof. In addition, utilization of any capital loss carryforwards could be subject to limitations imposed by the Code related to share ownership changes. Each of the Funds’ tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

The Funds adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) - Improvements to Income Tax Disclosures (ASU 2023-09). This is meant to enhance income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Management has evaluated the impact of the ASU and concluded that it has not made a material impact to the Funds’ financial statements. Adoption of the new standard impacted financial statement disclosure only and did not affect any Funds’ financial position or the results of their operations.

Expenses. Expenses directly attributable to each Fund as a diversified series of the Company are charged to such Fund. Other expenses of the Company are allocated to each series based on the average net assets of each series or other equitable allocation method.

Segment Reporting. The Funds have adopted the Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. The update is limited to disclosure requirements and does not impact the Funds financial position or results of operations. The Funds operate as a single operating segment, which is an investment portfolio. The Management Committee of the Funds’ Investment Adviser serves as the Chief Operating Decision Maker (“CODM”). The CODM monitors the operating results of the Funds as a whole and the Funds’ long-term strategic asset allocation which is predetermined in accordance with the terms of its respective prospectus, based on a defined investment strategy executed by the Funds Investment Adviser.

3. Investment Advisory Fee, Other Related Party Transactions and Administration Fee

The Company, on behalf of each Fund, has entered into separate investment advisory agreements with the Investment Adviser (each, an “Advisory Agreement”). Under the Advisory Agreement with respect to International Value Fund, International Value Fund pays the Investment Adviser a fee at the annual rate of 1.25% on the Fund’s average daily net assets up to $10.3 billion, and 0.75% on the remaining amount, if any. Under the Advisory Agreements with respect to each of International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, each Fund pays the Investment Adviser a fee at the annual rate of 1.25% of the Fund’s average

Tweedy, Browne Fund INC.

Notes to Financial Statements

daily net assets. The fee is payable monthly, provided that each Fund makes interim payments as may be requested by the Investment Adviser of up to 75% of the amount of the fee then accrued on the books of the Fund and unpaid. For the year ended March 31, 2026, the Investment Adviser earned $54,941,178, $2,218,209, $5,513,543 and $796,126 in fees, prior to any waivers and/or reimbursements, from International Value Fund, International Value Fund II –Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

With respect to International Value Fund, the Investment Adviser has entered into a voluntary fee waiver agreement with the Fund pursuant to which the Investment Adviser is entitled to receive investment advisory fees from the Fund at an annual rate of 1.25% on the first $6 billion of the Fund’s average daily net assets, 0.80% on the next $1 billion of the Fund’s average daily net assets over $6 billion up to $7 billion, 0.70% on the next $1 billion of the Fund’s average daily net assets over $7 billion up to $8 billion, and 0.60% on the remaining amount, if any, of average daily net assets over $8 billion. This arrangement with International Value Fund will remain in place at least until July 31, 2026. For the year ended March 31, 2026, the Investment Adviser did not waive any fees from International Value Fund pursuant to this voluntary fee waiver agreement. Additionally, the Investment Adviser has agreed to waive a portion of the advisory fee for the International Value Fund to the extent of any advisory fee charged in connection with the portfolio of the Fund’s assets that are allocated to certain Tweedy, Browne affiliated funds, including exchange-traded funds. Such waiver shall continue until January 31, 2027. For the fiscal year ended March 31, 2026, the Investment Adviser waived $27,039 in fees from International Value Fund attributable to the investment in the Tweedy, Browne International Insider + Value ETF.

With respect to International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, the Investment Adviser has voluntarily agreed to waive a portion of each Fund’s investment advisory fees and/or reimburse a portion of each Fund’s expenses to the extent necessary to keep each Fund’s expense ratio in line with the expense ratio of International Value Fund. (For purposes of this calculation, each Fund’s acquired fund fees and expenses, brokerage costs, interest, taxes and extraordinary expenses are disregarded, and each Fund’s expense ratio is rounded to two decimal points.) This arrangement will remain in place at least until July 31, 2026. For the year ended March 31, 2026, the Investment Adviser waived and/or reimbursed $153,944, $33,033 and $170,414 in fees from International Value Fund II – Currency Unhedged Fund, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. No waivers are subject to recoupment by the Investment Adviser.

The Company pays the Investment Adviser for certain shareholder servicing and administration services provided to the Funds at an annual amount of $475,000, which is allocated pro-rata based on the relative average net assets of the Funds.

No officer, director or employee of the Investment Adviser, the Funds’ administrator, The Bank of New York Mellon (“BNY”) or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Company pays each Independent Director $153,000 annually, in quarterly increments of $38,250, plus out-of-pocket expenses for their services as directors. The Lead Independent Director receives an additional annual fee of $32,000 and the Audit Committee Chair receives an additional annual fee of $10,250. These fees are allocated pro-rata based on the relative average net assets of the Funds.

The Company, on behalf of the Funds, has entered into an administration agreement (the “Administration Agreement”) with BNY, a subsidiary of The Bank of New York Mellon Corporation. Under the Administration Agreement, the Company pays BNY an administration fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the aggregate average daily net assets of the Funds, allocated according to each Fund’s net assets:

	Up to $1 Billion	Between $1 Billion and $5 Billion	Between $5 Billion and $10 Billion	Exceeding $10 Billion
Administration Fees	0.0300%	0.0180%	0.0100%	0.0090%
Accounting Fees	0.0075%	0.0060%	0.0050%	0.0040%

BNY, serves as the Funds’ custodian pursuant to a custody agreement. BNY Investment Servicing (US) Inc., a subsidiary of The Bank of New York Mellon Corporation, serves as the Funds’ transfer agent.

AMG Distributors, Inc., an affiliate of the Investment Adviser, serves as the distributor to the Funds. The Investment Adviser pays all distribution-related expenses. No distribution fees are paid by the Funds.

At March 31, 2026, excluding unaffiliated platforms that hold shares of the Funds via omnibus accounts, the Funds are aware of two shareholders who owned 13.5% of International Value Fund II – Currency Unhedged’s outstanding shares; three shareholders who collectively owned 41.3% of Value Fund’s outstanding shares; and three shareholders who collectively owned 41.0% of Worldwide High Dividend Yield Value Fund’s outstanding shares. Significant transactions by these shareholders could have an impact on each respective Fund.

Tweedy, Browne Fund INC.

Notes to Financial Statements

4. Securities Transactions

The 1940 Act defines “affiliated companies” to include securities in which a fund owns 5% or more of the outstanding voting shares of an issuer. In addition, issuers may be deemed affiliated if they are advised by the same investment advisor as the fund or are otherwise under common control. The following chart lists the issuers owned by International Value Fund that may be deemed “affiliated companies,” including those meeting the ownership threshold as well as those advised by the Fund’s Investment Advisor, and reflects transactions that occurred in the securities of such issuers during the year ended March 31, 2026:

Shares Held at 3/31/25	Name of Issuer†	Value at 3/31/25	Purchase Cost	Sales Proceeds	Value at 3/31/26	Shares Held at 3/31/26	Dividend Income 4/1/25 to 3/31/26	Net Realized Gain (Loss) 4/1/25 3/31/26	Change in Net Unrealized Appreciation 4/1/25 to 3/31/26
4,130,268	CVS Group PLC	$53,524,680	$793,423	$—	$62,256,351	4,180,528	$457,852	$—	$7,938,248
15,698,026	Johnson Service Group PLC	26,989,287	16,053,398	—	40,377,678	23,996,321	1,059,212	—	(2,665,007)
251,390	Lassonde Industries Inc, Class A	36,818,133	—	—	40,982,938	251,390	825,291	—	4,164,805
63,203	Phoenix Mecano AG, Registered	31,258,367	—	—	32,896,520	63,203	1,464,103	—	1,638,153
—	Tweedy Browne International Insider + Value ETF	—	42,433,644	—	42,127,811	3,669,670	—	—	(305,833)
16,292,379	Vertu Motors PLC	11,093,612	—	—	12,439,676	16,292,379	450,573	—	1,346,064
		$159,684,079	$59,280,465	$—	$231,080,974		$4,257,031	$—	$12,116,430

†	Issuer countries: United Kingdom, United Kingdom, Canada, Switzerland, United States and United Kingdom, respectively.

None of the other Funds owned 5% or more of the outstanding voting shares of any issuer.

The cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions, for the year ended March 31, 2026, are as follows:

	International Value Fund	International Value Fund II - Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Purchases	$564,502,315	$24,699,386	$66,840,850	$10,524,641
Sales	$1,694,777,909	$76,026,273	$83,346,622	$11,339,406

5. Capital Stock

The Company is authorized to issue 2.0 billion shares of $0.0001 par value capital stock, of which 600,000,000, 600,000,000, 400,000,000 and 400,000,000 shares have been designated as shares of International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively. Changes in shares outstanding were as follows:

	Year Ended March 31, 2026		Year Ended March 31, 2025

International Value Fund	Shares	Amount	Shares	Amount
Sold	12,501,885	$369,917,360	33,138,422	$915,657,911
Reinvested	15,442,164	431,454,072	15,522,268	403,578,977
Redeemed	(51,463,874)	(1,503,660,589)	(89,839,983)	(2,485,140,430)
Net Decrease	(23,519,825)	$(702,289,157)	(41,179,293)	$(1,165,903,542)

Tweedy, Browne Fund INC.

Notes to Financial Statements

	Year Ended March 31, 2026		Year Ended March 31, 2025

International Value Fund II – Currency Unhedged	Shares	Amount	Shares	Amount
Sold	1,167,105	$18,765,647	3,769,322	$58,600,244
Reinvested	606,709	9,871,161	1,804,683	26,113,763
Redeemed	(4,292,089)	(71,086,549)	(13,930,431)	(227,081,669)
Net Decrease	(2,518,275)	$(42,449,741)	(8,356,426)	$(142,367,662)

Value Fund	Shares	Amount	Shares	Amount
Sold	1,604,955	$31,326,591	1,883,182	$35,648,215
Reinvested	817,130	16,007,582	2,404,492	41,429,392
Redeemed	(3,253,925)	(63,293,203)	(4,403,433)	(83,179,318)
Net Decrease	(831,840)	$(15,959,030)	(115,759)	$(6,101,711)

Worldwide High Dividend Yield Value Fund	Shares	Amount	Shares	Amount
Sold	493,826	$3,037,091	1,446,029	$8,156,303
Reinvested	793,447	4,810,586	621,013	3,493,998
Redeemed	(1,395,291)	(8,565,123)	(3,044,476)	(17,362,624)
Net Decrease	(108,018)	$(717,446)	(977,434)	$(5,712,323)

6. Liquidity

ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to the lesser of 3% of the outstanding voting shares of a fund, or a total investment amount of $50,000,000 in any one fund at any one time. A fund is not guaranteed to receive cash from ReFlow on any given day as the allocation of ReFlow’s cash is based on the results of ReFlow’s automated daily auction process among participating mutual funds. Following purchases of fund shares, ReFlow then generally redeems those shares (in cash or in-kind) when the fund experiences net sales, at the end of a maximum holding period, currently eight days, determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. While ReFlow holds fund shares, it will have the same rights and privileges with respect to those shares as any other shareholder.

During the year ended March 31, 2026, the following Funds utilized ReFlow. The shares ReFlow subscribed to and redemptions-in-kind were as follows:

Fund	Shares ReFlow Subscribed to	Redemptions-in-kind	Service Fees
International Value Fund	6,188,325	$165,296,909	$307,901
International Value Fund II - Currency Unhedged	137,965	2,233,817	3,324
Value Fund	1,359,625	24,576,577	37,640
Worldwide High Dividend Yield Value Fund	116,150	666,744	942

Tweedy, Browne Fund INC.

Notes to Financial Statements

7. Income Tax Information

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2026 is as follows:

Distributions paid from:	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$85,456,876	$3,720,283	$6,455,811	$2,113,823
Long-term capital gain	384,949,452	8,579,616	10,329,298	2,965,804
Total Distributions	$470,406,328	$12,299,899	$16,785,109	$5,079,627

The character of distributions paid on a tax basis during the fiscal year ended March 31, 2025 is as follows:

Distributions paid from:	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Ordinary income	$88,383,468	$4,895,068	$5,134,415	$1,522,620
Long-term capital gain	370,128,316	30,671,292	37,731,479	2,275,795
Total distributions	$458,511,784	$35,566,360	$42,865,894	$3,798,415

As of March 31, 2026, the components of distributable earnings on a tax basis were as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Undistributed ordinary income	$12,838,328	$719,296	$608,994	$—
Undistributed long-term capital gain	364,034,609	6,747,233	16,790,272	—
Unrealized appreciation/ (depreciation)	1,616,280,521	43,510,495	157,609,695	15,070,349
Accumulated capital and other losses	—	—	—	(626,029)
Total	$1,993,153,458	$50,977,024	$175,008,961	$14,444,320

The Funds may have temporary or permanent book/tax differences. Permanent differences are due to tax equalization utilized. Temporary differences are due to capital loss carryforwards, mark-to-market on forward contracts, mark-to-market on passive foreign investment companies, wash sale loss deferrals and partnership transactions. Temporary differences will reverse at some time in the future. Reclassifications are recorded to the Funds’ capital accounts for any permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. For the year ended March 31, 2026, permanent book and tax basis differences resulting primarily from the utilization of equalization and redemption-in-kind activity were identified and reclassified among the components of each Fund’s net assets as follows:

	International Value Fund	International Value Fund II – Currency Unhedged	Value Fund	Worldwide High Dividend Yield Value Fund
Distributable earnings	$(210,139,311)	$(3,734,414)	$(21,206,001)	$(421,262)
Paid-in-capital	210,139,311	3,734,414	21,206,001	421,262

Results of operations and net assets were not affected by these reclassifications.

As of March 31, 2026, the Funds did not have any capital loss carryforwards. During the year ended March 31, 2026, the Funds did not utilize capital loss carryforwards.

Net capital and foreign currency losses incurred after October 31 and certain ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2026, the Funds deferred to April 1, 2026 late year capital and ordinary losses of:

	Late Year Capital Losses	Late Year Ordinary Losses
International Value Fund	$—	$—
International Value Fund II - Currency Unhedged	—	—
Value Fund	—	—
Worldwide High Dividend Yield Value Fund	626,029	—

As of March 31, 2026, the aggregate cost of securities in each Fund’s portfolio for federal tax purposes is as follows:

International Value Fund	$2,367,808,226
International Value Fund II - Currency Unhedged	$106,858,000
Value Fund	$292,995,321
Worldwide High Dividend Yield Value Fund	$45,320,203

Tweedy, Browne Fund INC.

Notes to Financial Statements

The aggregate gross unrealized appreciation/depreciation and net unrealized appreciation as computed on a federal income tax basis at March 31, 2026 for each Fund is as follows:

	Gross Appreciation	Gross Depreciation	Net Appreciation
International Value Fund	$1,746,456,058	$(130,175,537)	$1,616,280,521
International Value Fund II - Currency Unhedged	54,321,181	(10,810,686)	43,510,495
Value Fund	183,196,550	(25,586,855)	157,609,695
Worldwide High Dividend Yield Value Fund	19,601,484	(4,531,135)	15,070,349

8. Foreign Securities and Certain Other Risks

Investing in foreign securities involves additional risks beyond those associated with investing in U.S. securities. These risks, which are more pronounced in emerging markets, include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country); costs incurred in conversions between currencies; non-negotiable brokerage commissions; less publicly available information; not generally being subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting; lower trading volume and/or liquidity; delayed settlements; greater market volatility; the difficulty in enforcing obligations and contractual and other rights; less securities regulation; different tax provisions (including withholding on interest and dividends paid to a Fund); less well established contract law; war; seizure; political and social instability; and diplomatic developments.

Each Fund may invest in securities of Chinese issuers. Investments in securities of companies domiciled in the People’s Republic of China (“China”) involve a high degree of risk and special considerations not typically associated with investing in other foreign or emerging securities markets. Such heightened risks include, among others: (a) military conflicts; (b) an authoritarian government, which, despite reforms and privatizations of companies in certain sectors, still exercises substantial influence over many aspects of the private sector, resulting in risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested; (c) less regulatory oversight of issuers, brokers and other market participants; (d) currency risks associated with the Chinese Renminbi, including possible liquidity disruptions and the interference with conversion rights; (e) tax rules; (f) less rigorous accounting, auditing and financial reporting standards and practices than international accounting standards, which may result in significant differences in the preparation of financial statements; and (g) to the extent investments are made through Stock Connect, a program that allows non-Chinese investors to invest in Chinese stocks and China A-Shares, substantial limitations imposed by the program, including, among other things, market wide quota limitations, new technologies risks, bans on day-trading, different trading holidays, and the sudden loss of a security’s eligibility to trade in the program.

Each Fund invests a significant portion of its assets in securities of issuers located in Europe. The European financial markets have experienced, and may continue to experience, severe economic and financial difficulties, including risks associated with high levels of debt and negative interest rates. Among other things, these developments have adversely affected the value and exchange rate of the Euro and other currencies, and may continue to significantly affect the economies of European countries, which in turn may have a material adverse effect on the Funds’ investments in such countries, other countries that depend on European countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain European countries, particularly to the extent a Fund does not hedge its exposure to foreign currency.

Actions taken by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union, in the future, which would have significant implications and could negatively affect the value and liquidity of the Funds’ investments.

Certain of the Fund’s investments may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. government, foreign governments, or the United Nations or other international organizations. For example, the ongoing conflict due to Russia’s invasion of Ukraine, the ongoing conflict in the Middle East, and the rapidly evolving measures in response could be expected to have a negative impact on the economy and business activity globally (including in the countries in which the Funds invest). The severity and duration of these conflicts and their impact on global economic and market conditions are impossible to predict, and as a result, present material uncertainty and risk with respect to the Funds and their investments and operations, and the ability of the Funds to achieve their investment objectives.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics (such as COVID-19), epidemics or outbreaks of infectious diseases in certain parts of the world, and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, terrorist attacks in the U.S. and around the world, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations

Tweedy, Browne Fund INC.

Notes to Financial Statements

between the U.S. and a number of foreign countries, changes in trade policies, including the imposition of tariffs and retaliatory responses, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government and government shutdowns, among others, may result in market volatility, may have long term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide. Geopolitical events, including, for example, war with Iran, may result in heightened volatility, disrupt global energy and supply markets, and adversely impact a Fund’s investments and overall performance. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Funds.

Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The Funds offer investors the opportunity to invest in a diversified portfolio of securities whose market prices may be well below the stocks’ intrinsic values at time of purchase. The Adviser may be wrong in its assessment of a company’s value, and the stocks owned by a Fund may not reach what the Adviser believes are their true or intrinsic values. The market may not favor value-oriented stocks and may not favor equities at all, which may cause a Fund’s relative performance to suffer. There may be periods during which a Fund is unable to find securities that meet its value investment criteria. If a Fund is selling investments or experiencing net subscriptions during those periods, the Fund could have a significant cash position, which could adversely impact the Fund’s performance under certain market conditions and could make it more difficult for the Fund to achieve its investment objective.

9. Derivative Instruments

During the year ended March 31, 2026, International Value Fund and Value Fund had derivative exposure to forward foreign currency exchange contracts. The primary underlying risk exposure for these derivatives is foreign currency risk. International Value Fund II – Currency Unhedged and Worldwide High Dividend Yield Value Fund had no exposure to derivatives. For open contracts at March 31, 2026, see the Portfolio of Investments.

The following table summarizes the volume of the International Value and Value Funds’ forward foreign currency exchange contract activity during the year ended March 31, 2026:

	International Value Fund	Value Fund
Average Notional Amount Purchased	$138,910,207	$6,773,009
Average Notional Amount Sold	$2,932,384,402	$205,719,917
Notional Amount Purchased at March 31, 2026	$359,181,252	$28,697,931
Notional Amount Sold at March 31, 2026	$3,836,567,493	$310,174,153

The following table presents the value of derivatives held as of March 31, 2026, by their respective location on the Statements of Assets and Liabilities:

Statement of Assets and Liabilities

Derivative	Assets Location	International Value Fund	Value Fund

Forward exchange contracts	Unrealized appreciation of forward exchange contracts	$80,550,869	$6,127,834

Derivative	Liabilities Location	International Value Fund	Value Fund

Forward exchange contracts	Unrealized depreciation of forward exchange contracts	$4,150,922	$276,252

The following table presents the effect of derivatives on the Statements of Operations for the year ended March 31, 2026:

Statement of Operations

Derivative	Location	International Value Fund	Value Fund

Forward exchange contracts	Net realized gain (loss) on forward exchange contracts	$(57,445,275)	$(3,507,284)

Derivative	Location	International Value Fund	Value Fund

Forward exchange contracts	Net change in unrealized appreciation (depreciation) of forward exchange contracts	$43,997,973	$5,798,697

For financial reporting purposes, the Funds do not offset assets and liabilities across derivative types that are subject to master netting arrangements on the Statements of Assets and Liabilities.

Tweedy, Browne Fund INC.

Notes to Financial Statements

The following table presents derivative assets net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2026:

Counterparty	Derivative Assets – Gross(a)	Derivatives Available for Offset	Collateral Received	Derivative Assets – Net(b)

International Value Fund

NTC	$80,550,869	$4,150,922	$6,440,000	$69,959,947

Value Fund

NTC	6,127,834	276,252	360,000	5,491,582

The following table presents derivative liabilities net of amounts available for offset under a master netting agreement for forward currency contracts as of March 31, 2026:

Counterparty	Derivative Liabilities – Gross(a)	Derivatives Available for Offset	Collateral Posted	Derivative Liabilities – Net(c)

International Value Fund

NTC	$4,150,922	$4,150,922	$—	$—

Value Fund

NTC	276,252	276,252	—	—

(a)	As presented in the Statement of Assets and Liabilities.
(b)	Net amount represents the net receivable due from counterparty in the event of default.
(c)	Net amount represents the net payable due to counterparty in the event of default.

Counterparty Abbreviations:

NTC — Northern Trust Company

10. Committed Line of Credit

The Company, acting on behalf of and for the account of each Fund, has entered into a line of credit agreement with BNY (the “Credit Agreement”) that established a revolving credit facility of $75,000,000 (the “Facility”) that may be used by the Funds for certain temporary or emergency purposes, including the meeting of redemption requests. Each Fund pays a commitment fee of 0.25% per annum on its pro rata share of the unused portion of the committed line. The interest rate on borrowing under the Credit Agreement is the higher of the Federal Funds Effective Rate or the secured overnight financing rate (SOFR) plus applicable margin of 1.25%. The Facility has a 364-day term currently in effect through April 14, 2027.

During the year ended March 31, 2026, the International Value Fund II – Currency Unhedged Fund had loans outstanding for five calendar days at a weighted average interest rate and average dollar amount of borrowings on days a loan was outstanding of 5.58% and $1,000,000, respectively. No other Funds borrowed under the Credit Agreement during the period. As of March 31, 2026, there were no loans outstanding with respect to the Credit Agreement.

11. Indemnifications

Under the Company’s organizational documents, its directors and officers are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the course of business, the Company enters into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Adviser believes the risk of loss under these arrangements to be remote.

12. Subsequent Event

Effective May 27, 2026, the Tweedy, Browne Worldwide High Dividend Yield Value Fund will change its name to Tweedy, Browne . Buybacks . Dividends + Value Fund. This change will be accompanied by certain strategy changes which have been described in the sticker to the prospectus dated March 27, 2026. Additionally, the Company has received approval from the SEC on January 13, 2026 for exemptive relief under the 1940 Act to implement an exchange-traded fund (“ETF”) share class. As of the date of these financial statements, the ETF share class has not commenced operations and no shareholder transactions have occurred related to the proposed ETF share class.

TWEEDY, BROWNE FUND INC.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Tweedy, Browne Fund Inc. and Shareholders of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II – Currency Unhedged, Tweedy,Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund.

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Tweedy, Browne International Value Fund, Tweedy, Browne International Value Fund II– Currency Unhedged, Tweedy, Browne Value Fund and Tweedy, Browne Worldwide High Dividend Yield Value Fund (constituting Tweedy, Browne Fund Inc., hereafter collectively referred to as the “Funds”) as of March 31, 2026, the related statements of operations for the year ended March 31, 2026, the statements of changes in net assets for each of the two years in the period ended March 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2026 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2026, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2026 and each of the financial highlights for each of the five years in the period ended March 31, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

May 15, 2026

We have served as the auditor of one or more investment companies in Tweedy, Browne Fund Inc. since 2004.

TWEEDY, BROWNE FUND INC.

Other Information (Unaudited)

1.	Investment in the Funds by Managing Directors and Employees of the Investment Adviser

As of March 31, 2026, the current and retired managing directors and their families, as well as employees of the Investment Adviser, have approximately $191.0 million, $7.7 million, $113.4 million and $7.5 million of their own money invested in International Value Fund, International Value Fund II – Currency Unhedged, Value Fund and Worldwide High Dividend Yield Value Fund, respectively.

2.	Tax Information – year ended March 31, 2026

For shareholders who do not have a March 31, 2026 tax year end, this footnote is for informational purposes only. Form 1099-DIV will be sent to shareholders in February 2026 reporting the amounts and tax characterization of distributions for the 2025 calendar year.

For the fiscal year ended March 31, 2026, the amount of long-term capital gain designated by the Funds and taxable at the lower capital gain rate for federal income tax purposes was:

Fund
International Value Fund	$678,031,753
International Value Fund II - Currency Unhedged	$16,333,174
Value Fund	$19,303,301
Worldwide High Dividend Yield Value Fund	$2,965,804

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2026, the percentage that qualifies for the dividend received deduction available to corporate shareholders was:

Fund
International Value Fund	2.79%
International Value Fund II - Currency Unhedged	3.92%
Value Fund	22.55%
Worldwide High Dividend Yield Value Fund	10.40%

For the fiscal year ended March 31, 2026, the percentage of the distributions paid by the Funds that qualify for the lower tax rates (qualified dividend income) applicable to individual shareholders was:

Fund
International Value Fund	100.00%
International Value Fund II - Currency Unhedged	100.00%
Value Fund	100.00%
Worldwide High Dividend Yield Value Fund	92.21%

If the Funds meet the requirements of Section 853 of the Internal Revenue Code, the Funds may elect to pass through to their shareholders credits for foreign taxes paid.

For the fiscal year ended March 31, 2026, the gross income derived from foreign sources and foreign taxes paid were:

International Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$132,118,901	0.9325
Foreign Taxes	$10,021,597	0.0707

International Value Fund II - Currency Unhedged

	Dollar Amount	Per Share
Foreign Source Income	$5,281,529	0.5633
Foreign Taxes	$379,478	0.0405

Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$9,846,951	0.4387
Foreign Taxes	$625,722	0.0279

Worldwide High Dividend Yield Value Fund

	Dollar Amount	Per Share
Foreign Source Income	$1,999,026	0.1954
Foreign Taxes	$140,543	0.0137

3.	Portfolio Information

The Company files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Company’s Part F of Form N-PORT is available (1) on the SEC’s website at www.sec.gov; (2) for review and copying at the SEC’s Public Reference Room (“PRR”) in Washington, DC; or (3) by calling the Fund at 800-432-4789. Information regarding the operation of the PRR may be obtained by calling 202-551-8090.

4.	Proxy Voting Information

The policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities held by the Funds are included in the Company’s Statement of Additional Information, which is available without charge and upon request by calling the Funds at 800-432-4789 or by visiting the Funds’ website at www.tweedyfunds.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, at www.sec.gov.

This page was intentionally left blank.

Tweedy, Browne Fund INC.

One Station Place
Stamford, CT 06902

p: 1-800-432-4789
w: www.tweedyfunds.com

TB-ANN-0326

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7 of this Form.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tweedy, Browne Fund Inc.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President (principal executive officer)

Date	May 27, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Thomas H. Shrager
Thomas H. Shrager, President (principal executive officer)

Date	May 27, 2026

By (Signature and Title)*	/s/ Roger R. de Bree
Roger R. de Bree, Treasurer (principal financial officer)

Date	May 27, 2026

* Print the name and title of each signing officer under his or her signature.